                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [X] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                            ALLIANT TECHSYSTEMS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                               ALLIANT TECHSYSTEMS LOGO

                                               Alliant Techsystems Inc.
                                               600 Second Street N.E.
                                               Hopkins, MN 55343-8384

July 2, 1998

Dear Stockholder:

     It is my pleasure to invite you to attend the eighth Annual Meeting of Stockholders of Alliant Techsystems Inc. The meeting will be held at 2:00 p.m. on Tuesday, August 4, 1998, at the headquarters of the Company, 600 Second Street N.E., Hopkins (suburban Minneapolis), Minnesota.

     The accompanying Notice of Annual Meeting and Proxy Statement describe the proposals to be considered at the meeting. In addition, there will be a report on the Company's business operations, and stockholders will have an opportunity to ask questions.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOUR BOARD OF DIRECTORS REQUESTS THAT YOU EITHER TAKE ADVANTAGE OF THE OPPORTUNITY TO VOTE BY TELEPHONE (IF YOU ARE A STOCKHOLDER OF RECORD), OR THAT YOU PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY IN THE REPLY ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY OF COURSE ATTEND THE MEETING AND VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY VOTED BY TELEPHONE OR RETURNED YOUR PROXY. IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ADMISSION TICKET REQUEST FORM PRINTED ON THE INSIDE BACK COVER OF THE PROXY STATEMENT OR, IF YOU ARE A STOCKHOLDER OF RECORD WHO VOTES BY TELEPHONE, INDICATE YOUR INTENTION TO ATTEND THE MEETING WHEN PROMPTED TO DO SO.

     Your Board of Directors recommends that you vote FOR all of the Board's nominees for election as directors, FOR approval of the ratification of the selection of independent accountants, FOR approval of the Amended and Restated Alliant Techsystems Inc. 1990 Equity Incentive Plan, and AGAINST the stockholder proposal described in the Proxy Statement. The vote of every stockholder is important and your Board of Directors appreciates your support and cooperation.

                                          Sincerely,

                                          RICHARD SCHWARTZ
                                          Richard Schwartz
                                          Chairman of the Board and
                                            Chief Executive Officer

                                IMPORTANT NOTICE

ADMISSION TO THE MEETING WILL BE BY TICKET ONLY. IN ORDER TO SECURE AN ADMISSION TICKET, PLEASE COMPLETE AND RETURN THE ADMISSION TICKET REQUEST FORM PRINTED ON THE INSIDE BACK COVER OF THE PROXY STATEMENT OR, IF YOU ARE A STOCKHOLDER OF RECORD WHO VOTES BY TELEPHONE, INDICATE YOUR INTENTION TO ATTEND THE MEETING WHEN PROMPTED TO DO SO.

                               TABLE OF CONTENTS

                                                             PAGE
                                                             ----
Notice of Annual Meeting....................................   i

General Information.........................................   1

Stock Ownership.............................................   4

Election of Directors (Proposal No. 1)......................   6

Executive Compensation......................................  12

Ratification of Selection of Independent Accountants
  (Proposal No. 2)..........................................  25

Approval of Amended and Restated Alliant Techsystems Inc.
  1990 Equity Incentive Plan (Proposal No. 3)...............  25

Stockholder Proposal (Proposal No. 4).......................  31

Additional Information......................................  33

Appendix A.................................................. A-1

Appendix B.................................................. B-1

                               IMPORTANT REMINDER

     If you receive more than one proxy, and all of the proxies are accompanied by return envelopes addressed to the same addressee, you may return all of your proxies in the same envelope.

     HOWEVER, IF ANY OF THE PROXIES YOU RECEIVE ARE ACCOMPANIED BY RETURN ENVELOPES ADDRESSED TO DIFFERENT ADDRESSEES, BE SURE TO RETURN EACH PROXY IN THE ENVELOPE THAT ACCOMPANIED IT.

                                               ALLIANT TECHSYSTEMS LOGO

                            ALLIANT TECHSYSTEMS INC.
                             600 SECOND STREET N.E.
                             HOPKINS, MN 55343-8384

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 4, 1998
--------------------------------------------------------------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Alliant Techsystems Inc. (the "Company") will be held on Tuesday, August 4, 1998, at 2:00 p.m., local time, at the headquarters of the Company, 600 Second Street N.E., Hopkins (suburban Minneapolis), Minnesota, for the following purposes:

     1) To elect eleven directors;

     2) To ratify the selection of Deloitte & Touche LLP as independent accountants for the fiscal year ending March 31, 1999;

     3) To approve the Amended and Restated Alliant Techsystems Inc. 1990 Equity Incentive Plan;

     4) To consider and act upon a stockholder proposal described in the accompanying Proxy Statement, if such proposal is presented at the meeting; and

     5) To consider and act upon any other business that may properly come before the Annual Meeting.

     Only stockholders of record at the close of business on June 8, 1998, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours, for ten days prior to the Annual Meeting at the office of the undersigned at the address of the Company.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. ACCORDINGLY, YOU ARE ENCOURAGED TO VOTE BY TELEPHONE (IF YOU ARE A STOCKHOLDER OF RECORD) OR TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY AS SOON AS POSSIBLE IN THE REPLY ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE AND RETURN THE ADMISSION TICKET REQUEST FORM PRINTED ON THE INSIDE BACK COVER OF THE ACCOMPANYING PROXY STATEMENT OR, IF YOU ARE A STOCKHOLDER OF RECORD WHO VOTES BY TELEPHONE, INDICATE YOUR INTENTION TO ATTEND THE MEETING WHEN PROMPTED TO DO SO.

                                          By Order of the Board of Directors,

                                          Charles H. Gauck
                                          Charles H. Gauck, Secretary

July 2, 1998

                            ALLIANT TECHSYSTEMS INC.
                             600 SECOND STREET N.E.
                             HOPKINS, MN 55343-8384

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 4, 1998
--------------------------------------------------------------------------------

                              GENERAL INFORMATION

                      TIME AND PLACE OF THE ANNUAL MEETING

     These proxy materials, which are first being mailed to stockholders on or about July 2, 1998, are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Alliant Techsystems Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the headquarters of the Company, 600 Second Street N.E., Hopkins (suburban Minneapolis), Minnesota, at 2:00 p.m., local time, on Tuesday, August 4, 1998, and all adjournments or postponements thereof (the "Annual Meeting"). The executive offices of the Company are located at 600 Second Street N.E., Hopkins, Minnesota 55343-8384.

                         PURPOSE OF THE ANNUAL MEETING

     The purpose of the Annual Meeting is to consider and vote upon (i) the election of eleven directors; (ii) the ratification of the selection of Deloitte & Touche LLP as independent accountants for the fiscal year ending March 31, 1999; (iii) the approval of the Amended and Restated Alliant Techsystems Inc. 1990 Equity Incentive Plan; (iv) the stockholder proposal described later in this Proxy Statement; and (v) such other business as may properly come before the Annual Meeting.

                            ADMISSION TO THE MEETING

     Admission to the meeting will be by ticket only. In order to secure an admission ticket, please complete and return the admission ticket request form printed on the inside back cover of the Proxy Statement or, if you are a stockholder of record who votes by telephone, indicate your intention to attend the meeting when prompted to do so.

                           VOTING AND RELATED MATTERS

STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING

     Only stockholders of record as of the close of business on June 8, 1998, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company's Common Stock, par value $.01 per share ("Common Stock"), owned of record on the record date.

METHODS OF VOTING

     Voting by Mail. Stockholders may sign, date and mail their proxies in the postage-paid envelope provided.

     Voting by Telephone. Stockholders of record may vote by telephone by using the toll-free number listed on the accompanying proxy. Telephone voting is also available to stockholders who hold shares in a Company 401(k) plan. The telephone voting procedure is designed to verify each stockholder's identity through the use of a "control number" that is provided on each proxy card. This procedure allows stockholders to vote their shares and confirm that their instructions have been properly followed. See the proxy for specific instructions.

VOTE REQUIRED AND METHOD OF COUNTING VOTES

     As of the record date, 12,622,689 shares of Common Stock (excluding 1,240,924 treasury shares) were outstanding. At the Annual Meeting (at which a quorum must be present), (i) the eleven nominees for election as directors who receive the largest number of votes FOR, as cast by holders of shares of Common Stock represented and entitled to vote at the Annual Meeting, will be elected directors and (ii) the affirmative vote of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting will be required to approve (a) the ratification of the selection of independent accountants, (b) the Amended and Restated Alliant Techsystems Inc. 1990 Equity Incentive Plan,
(c) the stockholder proposal referred to above, and (d) any other matter that may properly come before the Annual Meeting.

     Shares of Common Stock held by a stockholder who withholds authority to vote on the election of directors and/or abstains from voting on any other proposal will be considered represented at the Annual Meeting for purposes of determining a quorum. An abstention will also be considered represented at the Annual Meeting for purposes of determining the vote required to approve any proposal, except the election of directors. An abstention is, in effect, a negative vote. In the election of directors, votes withheld as to a nominee will have the effect of reducing the number of votes cast for that nominee. Broker non-votes (i.e., shares not voted on a specific proposal by record holders due to the absence of specific voting instructions from the beneficial owners of the shares) will be considered represented at the Annual Meeting for purposes of determining a quorum, inasmuch as such shares will have been voted on at least one other proposal. Broker non-votes will not, however, be considered represented at the Annual Meeting for purposes of determining the vote required to approve the specific proposal to which the broker non-votes relate.

     In addition, under the rules of the New York Stock Exchange, Inc., it will be a prerequisite to listing of the additional shares of Common Stock authorized for issuance by the Amended and Restated Alliant Techsystems Inc. 1990 Equity Incentive Plan (Proposal No. 3 below) that the number of shares of Common Stock voted on that proposal (including abstentions, but excluding broker non-votes) represent more than 50% of the number of shares of Common Stock outstanding on the record date.

VOTING OF MARKED AND UNMARKED PROXIES

     Shares of Common Stock represented by a proxy in the accompanying form which is properly executed and returned will be voted at the Annual Meeting in accordance with the stockholder's instructions contained in such proxy. Stockholders are encouraged to specify the way they wish to vote their shares by marking the appropriate boxes on the accompanying proxy. In the absence of contrary instructions, shares represented by a proxy that is properly executed and returned will be voted FOR the Board's nominees for election as directors (Proposal No. 1), FOR approval of ratification of the selection of independent accountants (Proposal No. 2), FOR approval of the Amended and Restated Alliant Techsystems Inc. 1990 Equity Incentive Plan (Proposal No. 3), AGAINST the stockholder proposal (Proposal No. 4), and in the best judgment of the persons named as proxies in the accompanying proxy on any other matters which may properly come before the Annual Meeting.

OTHER BUSINESS

     The Board does not intend to present any matters for a vote at the Annual Meeting other than the proposals described in this Proxy Statement. Except for the stockholder proposal described in this Proxy Statement (Proposal No. 4), the Company has not received notice from any stockholder, as required by the Company's By-Laws (see "ADDITIONAL INFORMATION--STOCKHOLDER PROPOSALS--Discretionary Voting on Other Stockholder Proposals" below), of any other business intended to be presented at the Annual Meeting. As a result, no stockholder may present any other business for consideration at the Annual Meeting. Should any other business properly come before the Annual Meeting, the persons named as proxies in the accompanying proxy will have discretionary voting authority to vote all proxies with respect to such business in accordance with their best judgment.

REVOKING A PROXY

     Any stockholder has the power to revoke a proxy at any time before the shares represented thereby are voted, either by executing and delivering to the Company, attention of the Secretary, a subsequently dated proxy or a written revocation of such proxy, or by attending the Annual Meeting and voting such shares in person. Attendance at the Annual Meeting does not alone revoke a proxy.

VOTING BY 401(k) PLAN PARTICIPANTS

     The accompanying form of proxy (if bearing a blue stripe) will also serve as a voting instruction by participants in the Company's 401(k) plans as to how they wish the trustee to vote shares of Common Stock allocated to their accounts under the plans. The trustee will vote such allocated shares as directed by participants. The plan documents provide that the trustee will vote unallocated shares and shares for which no participant direction is received in the same manner and proportion as it votes shares for which the trustee receives directions from participants in the plans.

                            SOLICITATION OF PROXIES

     The expense of preparing, printing and mailing these proxy materials will be paid by the Company. Proxies are being solicited principally by mail; but proxies may also be solicited personally, by telephone, facsimile and similar means by directors, officers and regular employees of the Company without additional compensation. In addition, the Company has retained ChaseMellon Shareholder Services, L.L.C. to assist in the solicitation of proxies at a fee of $6,500 plus out-of-pocket expenses. The Company will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of Common Stock.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended March 31, 1998 ("fiscal year 1998") has been mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

                                STOCK OWNERSHIP

                             PRINCIPAL STOCKHOLDERS

     The Company knows of no person who, as of June 8, 1998, beneficially owned more than five percent of the Common Stock outstanding, except as set forth below.

                                                 AMOUNT AND
             NAME AND ADDRESS                    NATURE OF              PERCENT OF
            OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP          CLASS
            -------------------             --------------------        ----------
Iridian Asset Management LLC and
  affiliates...............................     1,218,150(1)               9.7%
  David L. Cohen
  Harold J. Levy
276 Post Road
West Westport, CT 06880
Sasco Capital, Inc.........................       983,400(2)               7.8%
10 Sasco Hill Road
Fairfield, CT 06430
Ryback Management Corporation..............       841,800(3)               6.7%
  Lindner Growth Fund
7711 Carondelet Avenue
Box 16900
St. Louis, MO 63105

---------------
(1) Beneficial ownership of these shares was reported in a Schedule 13G, as amended February 6, 1998. The Schedule 13G reported that (a) Iridian Asset Management LLC ("Iridian"), the owner of 1,163,450 shares, is an investment adviser that is 72.5% owned by LC Capital Management, LLC ("LC Capital"), which in turn is 96% owned by CL Investors, Inc. ("CL Investors"); (b) David
    L. Cohen ("Cohen") and Harold J. Levy ("Levy") each own 50% of CL Investors;
    (c) Iridian, LC Capital and CL Investors each has sole power to vote and sole power to dispose of the 1,163,450 shares owned by Iridian; (d) Cohen and Levy are employed by Arnhold & S. Bleichroeder Advisers, Inc. ("A&SB"), an investment adviser to First Eagle Fund of America, Inc. ("First Eagle"), the owner of 54,700 shares; (e) Cohen and Levy believe that A&SB has the authority to vote and to dispose of the 54,700 shares owned by First Eagle;
    (f) Cohen and Levy have shared power to vote and shared power to dispose of the 1,218,150 shares owned by Iridian and First Eagle; and (g) Cohen and Levy disclaim beneficial ownership of the 54,700 shares owned by First Eagle.

(2) Beneficial ownership of these shares was reported in a Schedule 13G, dated January 30, 1998. The Schedule 13G reported that Sasco Capital, Inc. has sole power to vote 582,500 shares and sole power to dispose of all 983,400 shares.

(3) Beneficial ownership of these shares was reported in a Schedule 13G, as amended January 28, 1998. The Schedule 13G reported that Ryback Management Corporation (a) beneficially owns 4,800 shares managed by it and has shared voting power and shared dispositive power as to all 4,800 shares; (b) serves as investment adviser for Lindner Growth Fund ("Lindner"), which beneficially owns 837,000 shares held by it; and (c) has sole voting power and sole dispositive power as to all 837,000 shares held by Lindner.

     In addition, as of the record date, Fidelity Management Trust Company (the "Trustee"), the trustee of the Company's 401(k) plans was, through its nominee, the record holder of 674,329 shares of Common Stock (5.3% of the class). However, the Trustee has power to dispose of these shares only in connection with the distribution of shares to plan participants and the sale of shares to fund withdrawals by, or loans to, plan participants. The Trustee must vote shares allocated to the accounts of plan participants as directed by participants. The Trustee must vote unallocated shares and shares for which no participant direction is received in the same manner and proportion as it votes shares for which it receives directions from plan participants. As a result, the Trustee disclaims beneficial ownership of the shares of Common Stock held by it in its capacity as trustee of the Company's 401(k) plans.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of June 8, 1998, the number of shares of Common Stock beneficially owned by each director and each executive officer of the Company named in the Summary Compensation Table below, individually, and by all directors and current executive officers of the Company as a group.

                                                  SHARES          EXERCISABLE         TOTAL
                                                  OWNED              STOCK            SHARES           PERCENT OF
                                                DIRECTLY OR         OPTION         BENEFICIALLY          SHARES
                NAME/GROUP                     INDIRECTLY(1)       SHARES(2)          OWNED          OUTSTANDING(3)
                ----------                     -------------      -----------      ------------      --------------
Peter A. Bukowick..........................        10,448            27,332           37,780               --

Gilbert F. Decker..........................           600                --              600               --

Thomas L. Gossage..........................         2,200                --            2,200               --

Joel M. Greenblatt.........................       163,973(4)             --          163,973(4)           1.3%

Jonathan G. Guss...........................         2,300                --            2,300               --

David E. Jeremiah..........................         2,200                --            2,200               --

Gaynor N. Kelley...........................         2,700(5)             --            2,700(5)            --

Joseph F. Mazzella.........................         2,700                --            2,700               --

Daniel L. Nir..............................       163,373(4)             --          163,373(4)           1.3%

Richard Schwartz...........................        50,777           215,000          265,777              2.1%

Michael T. Smith...........................           600                --              600               --

Scott S. Meyers............................         3,656            11,500           15,156               --

Paul A. Ross...............................         1,558             9,499           11,057               --

Daryl L. Zimmer............................        10,013            18,351           28,364               --

All directors and executive officers as a
  group (23 persons).......................       269,026(6)        334,130          603,156(6)           4.7%

---------------
(1) Includes, in the case of directors, shares of restricted Common Stock (see "COMPENSATION OF DIRECTORS--Restricted Stock" below under Proposal No. 1). Includes shares of Common Stock allocated, as of April 30, 1998, to the accounts of executive officers under the Company's 401(k) Plan. Includes shares of Common Stock allocated, as of March 31, 1998, to the accounts of executive officers who participate in the Company's 1997 Employee Stock Purchase Plan. Excludes Units credited to the share accounts of participants in the Company's Deferred Fee Plan for Non-Employee Directors referred to below, which Units are payable solely in cash.

(2) Shares covered by stock options exercisable on June 8, 1998, or within 60 days thereafter.

(3) Percent is less than 1% unless otherwise indicated. Assumes issuance of the Exercisable Stock Option Shares applicable to the person or group.

(4) Includes 161,773 shares beneficially owned by Gotham Capital III, L.P. ("Gotham III"). This person is a general partner of Gotham III and may be deemed to have shared voting power and shared dispositive power as to the 161,773 shares owned by Gotham III. This person disclaims any beneficial ownership of such shares for purposes of Rule 16a-1(a) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise, except as to shares representing his pro rata partnership interest in Gotham III.

(5) Excludes 542,000 shares beneficially owned by Hercules Incorporated ("Hercules"), of which Mr. Kelley is a director. In such capacity, Mr. Kelley will not determine how to vote and/or whether to dispose of such shares, and Mr. Kelley disclaims that he is the beneficial owner of such shares within the meaning of Section 16 of the Exchange Act, Rule 16a-1(a) promulgated thereunder or any other applicable rule. See "ELECTION ARRANGEMENTS" below under Proposal No. 1.

(6) Includes the shares referred to in footnote (4) only once so as to avoid double counting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

                                    GENERAL

     The Company's Certificate of Incorporation provides for a Board consisting of a number of directors, not less than three, as determined from time to time by resolution of the Board. The Board currently consists of eleven directors, all of whom were elected by the stockholders at the 1997 annual meeting of stockholders, except Gilbert F. Decker and Michael T. Smith, who were elected directors by the Board effective December 18, 1997, and Peter A. Bukowick, who was elected a director by the Board effective May 11, 1998.

                             ELECTION ARRANGEMENTS

     In March 1995, the Company acquired certain assets and operations of the Hercules Aerospace Company division of Hercules ("HAC") pursuant to the terms of a Purchase and Sale Agreement dated as of October 28, 1994 (the "Acquisition"). In connection with the Acquisition, the Company paid Hercules consideration that included 3,862,069 shares of Common Stock. At the closing of the Acquisition, the Company and Hercules entered into a stockholder's agreement, which was amended in June 1997 (as amended, the "Stockholder's Agreement") and further modified by an agreement (the "Disposition Agreement") entered into between the Company and Hercules in October 1997.

     Under the Disposition Agreement, (i) the Company registered, and Hercules sold in a secondary public offering, 2,778,069 shares of Common Stock acquired by Hercules in connection with the Acquisition; (ii) two directors who were designees of Hercules, as required by the Stockholder's Agreement, resigned at the closing of the secondary public offering; and (iii) Hercules was granted the right to sell to the Company and the Company was granted the right to purchase from Hercules during 1998, pursuant to a series of put and call options, all or a portion of Hercules' remaining 1,084,000 shares of Common Stock at a price of $55.325 per share, the net proceeds realized by Hercules in the secondary public offering. The Company has since purchased 542,000 of such shares of Common Stock pursuant to the Disposition Agreement, and, as of the record date, Hercules still owned the remaining 542,000 shares of Common Stock.

     As a result of the above developments, the term of the Stockholder's Agreement has expired and the Company's only continuing obligation to Hercules with respect to required membership on the Board is that, pursuant to the terms of the Disposition Agreement, the Company will use all reasonable efforts to cause a director of Hercules who is not a current or former officer or employee of Hercules to serve as a director of the Company. The Disposition Agreement provides that so long as Gaynor N. Kelley is a Hercules director, he will be the Hercules director designated to serve as a director of the Company. This obligation of the Company under the Disposition Agreement will expire upon the earlier of (i) the date the Company has purchased the remaining 542,000 shares of Common Stock owned by Hercules or (ii) the date of the Company's 1999 annual meeting of stockholders.

                                    NOMINEES

     The Board, upon the recommendation of its Nominating Committee, has nominated for election as directors the nominees listed below, all of whom are currently directors, and each has agreed to serve if elected. As noted above, proxies will be voted, unless authority is withheld, FOR the election as directors of the nominees listed below to serve until the next annual meeting of stockholders and until their respective successors shall be elected and qualified, unless sooner displaced by prior death, resignation, retirement, disqualification or removal from office. If any nominee should become unavailable for election, proxies will be voted, unless authority is withheld, for an alternate or alternates, if any, designated by the Board. The Board has no reason to believe that any nominee will become unavailable for election.

     The following list of nominees includes brief statements setting forth their present principal occupations, business experience, and other information, including directorships in other public companies.

     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES LISTED BELOW (PROPOSAL NO. 1).


                       PETER A. BUKOWICK, age 54; director since May 1998.
PETER A. BUKOWICK
                       Mr. Bukowick has been President of the Company since May
                       1998, and Chief Operating Officer since September 1997. From
                       April 1997 until May 1998, he served as Executive Vice
                       President, and from March 1995 until April 1997, he was
                       Group Vice President--Aerospace Systems. Prior to joining
                       the Company in March 1995, he was President pro tempore of
                       HAC since January 1995, and Vice President, Technology of
                       HAC from 1992 until December 1994.

                       GILBERT F. DECKER, age 61; director since December 1997.
GILBERT F. DECKER
                       Mr. Decker has been a private consultant to electronics and aerospace companies since May 1997. From April 1994 to May
                       1997, he served as Assistant Secretary of the
                       Army--Research, Development and Acquisition, where he was
                       responsible for all research, development and procurement of systems and equipment required by the U.S. Army. Prior to
                       that he served from May 1990 until March 1994 as President and Chief Executive Officer of Acurex Corporation, a
                       manufacturing company, and its successor, Xeruca Holding,
                       Incorporated which, through two subsidiaries, operated as an asset management company and an environmental engineering
                       company. Mr. Decker is a director of Firearms Training
                       Systems, Inc. and Telegen Corporation. He is a visiting
                       lecturer and member of the Executive Institute of the
                       Defense Systems Management College. He is also a member of the National Advisory Committee to the Whiting School of
                       Engineering of Johns Hopkins University, and the Board on
                       Army Science and Technology of the National Academy of
                       Science.

                       THOMAS L. GOSSAGE, age 64; director since March 1995.
THOMAS L. GOSSAGE
                       Mr. Gossage retired from Hercules in January 1997. He served as a director of Hercules from 1989 until his retirement,
                       and as Chairman of the Board from January 1991 until his
                       retirement. He also served as Chief Executive Officer of
                       Hercules from January 1991 until August 1996, and as
                       President of Hercules from June 1992 until October 1995.
                       Prior to June 1992, he had been a Senior Vice President of
                       Hercules since September 1989 and President and Chief
                       Executive Officer of The Aqualon Group, a group of entities wholly-owned by Hercules, since October 1989. Before joining
                       Hercules in 1988 as President of Hercules Specialty
                       Chemicals Company, he had been a Group Vice President at
                       Monsanto Company, a chemical producer. Mr. Gossage is a
                       director of The Dial Corporation and Fluor Corporation.


                       JOEL M. GREENBLATT, age 40; director since August 1994.
JOEL M. GREENBLATT
                       Mr. Greenblatt, who was Chairman of the Board of Directors
                       of the Company from August 1994 until March 1995, has been a managing and general partner of Gotham III, an investment
                       partnership, and its predecessor partnerships since April
                       1985, where he has been responsible for the portfolio
                       management of the partnerships. Mr. Greenblatt has also been the Chairman of St. Lawrence Seaway Corporation, a
                       publicly-owned corporation, since October 1993.

                       JONATHAN G. GUSS, age 39; director since August 1994.
JONATHAN G. GUSS
                       Mr. Guss has been a director and Chief Executive Officer of
                       Bogen Communications International, Inc., a producer of
                       sound processing equipment and telecommunications
                       peripherals, since December 1997. He has also been a
                       principal and the president of Active Management Group, Inc.
                       ("AMG"), a firm that provides turnaround management
                       services, since May 1990. Since August 1992, Mr. Guss has
                       been a principal and the Chief Executive Officer of EK
                       Management Corp., the general partner of EK Associates, L.P.
                       (also known as Ekco/Glaco Ltd.) ("EK Associates"), a limited partnership engaged in providing goods and services to the baking industry. As President of AMG, Mr. Guss provides
                       management services to EK Associates. Prior thereto, Mr.
                       Guss was a consultant at Booz, Allen & Hamilton, Inc. from
                       September 1985 until May 1990.

                       DAVID E. JEREMIAH, age 64; director since April 1995.
DAVID E. JEREMIAH
                       Admiral Jeremiah, who retired from military service in
                       February 1994 after a 39-year career, is a partner and
                       President of Technology Strategies & Alliances Corporation,
                       a strategic advisory and investment banking firm engaged
                       primarily in the aerospace, defense, telecommunications and electronics industries. Prior to his retirement, he served for four years as Vice Chairman, Joint Chiefs of Staff, and from 1987 until 1990, he was Commander in Chief of the
                       United States Pacific Fleet. Admiral Jeremiah is a director of GEOBIOTICS, Inc. and Litton Industries, Inc. He is also a director of the National Committee on U.S.-China Relations, and a member of ManTech International Advisory Board,
                       Northrop Grumman Corporation (Melbourne Division) Board of
                       Visitors, Jewish Institute for National Security Affairs
                       Board of Advisors, and International Council of the George
                       Washington University Elliott School of International
                       Affairs.

                       GAYNOR N. KELLEY, age 67; director since March 1995.
GAYNOR N. KELLEY
                       Mr. Kelley retired from The Perkin-Elmer Corporation, a
                       manufacturer of analytical and biotechnology
                       instrumentation, in June 1996 after a 45-year career. He
                       served as a director of Perkin-Elmer from 1984 until his
                       retirement and as Chairman and Chief Executive Officer from
                       December 1990 until September 1995. Mr. Kelley is a director of Hercules and The Prudential Insurance Company of America.


                       JOSEPH F. MAZZELLA, age 45; director since August 1994.
JOSEPH F. MAZZELLA
                       Mr. Mazzella has been a partner at the law firm of Lane
                       Altman & Owens in Boston, Massachusetts since 1985. Mr.
                       Mazzella joined Lane Altman & Owens as an associate in 1980 and, prior thereto, was an attorney with the Securities and Exchange Commission in Washington, D.C. Mr. Mazzella is a director of Inforonics, Inc. and Paragon Acquisition
                       Company, Inc.

                       DANIEL L. NIR, age 37; director since August 1994.
DANIEL L. NIR
                       Mr. Nir is the managing partner of Sargeant Capital
                       Ventures, L.L.C., an investment partnership, which he
                       founded in May 1997. Prior to that, he was a general partner of Gotham III since January 1989 and a managing partner
                       since January 1991, where he was responsible for the
                       portfolio management of the partnership. Prior thereto, Mr.
                       Nir was a general partner of Gotham III's predecessor
                       partnerships. Mr. Nir has also been director of St. Lawrence
                       Seaway Corporation since October 1993.

                       RICHARD SCHWARTZ, age 62; director since March 1995.
RICHARD SCHWARTZ
                       Mr. Schwartz has been Chairman of the Board of the Company since January 1997, and Chief Executive Officer since
                       January 1995. He also served as President from January 1995 until May 1998. Prior to joining the Company in January
                       1995, he was Executive Vice President of Hercules since
                       January 1991 and the President of HAC since October 1989. He also served as a director of Hercules from 1989 until
                       January 1995. He was a Senior Vice President of Hercules
                       from 1989 to the end of 1990. Before joining Hercules in
                       1989, for several years he had been President of the
                       Rocketdyne Division of Rockwell International Corporation, a
                       producer of liquid rocket engine systems.

                       MICHAEL T. SMITH, age 54; director since December 1997.
MICHAEL T. SMITH
                       Mr. Smith has been Chairman and Chief Executive Officer of
                       Hughes Electronics Corporation ("Hughes"), a satellite and wireless communications company, and a subsidiary of General
                       Motors Corporation, since October 1997. From 1992 until
                       October 1997 he served as Vice Chairman of Hughes. Mr. Smith is a director and Chairman of the Board of PanAmSat
                       Corporation, an affiliate of Hughes, and a director of
                       American Mobile Satellite Corporation.

                               BOARD MEETINGS AND
                            COMMITTEES OF THE BOARD

BOARD MEETINGS

     The Board held 13 meetings during fiscal year 1998 and acted on occasion by unanimous written consent. The number of meetings held by the committees of the Board is set forth below. Each director attended at least 80% of the aggregate number of meetings of the Board and the committees on which the director served.

BOARD STANDING COMMITTEES

     The Board has established the following standing committees: Audit, Executive/Finance, Nominating, and Personnel and Compensation. Membership on the Audit, Nominating, and Personnel and Compensation Committees consists entirely of non-employee directors. The duties and membership of the committees are described below.

     The Audit Committee recommends to the Board the independent public accountants to be selected to audit the Company's annual financial statements and approves any special assignments given to such accountants. The Audit Committee also reviews the planned scope of the annual audit and the independent accountants' letter of comments and management's responses thereto; possible violations of the Company's business ethics and conflicts of interest policies; any major accounting changes made or contemplated; and the effectiveness and efficiency of the Company's internal audit staff. The Audit Committee met three times during fiscal year 1998. Current members of the Committee are Messrs. Guss (Chair), Decker, Kelley, Mazzella and Smith.

     The Executive/Finance Committee has all powers and authority of the Board except those powers specifically reserved to the Board by Delaware law, the Company's Certificate of Incorporation or the By-Laws of the Company. In addition, the Executive/Finance Committee reviews and makes recommendations to the Board regarding dividends, financial policies and procedures, and various financial transactions. The Executive/Finance Committee met three times during fiscal year 1998. Current members of the Committee are Messrs. Schwartz (Chair), Gossage, Greenblatt, Nir and Smith.

     The Nominating Committee identifies and evaluates individuals for potential directorships and makes recommendations accordingly to the Board to fill vacancies or new positions on the Board, as well as recommending to the Board the slate of nominees for election as directors at the annual meeting of stockholders. The Nominating Committee also makes recommendations regarding the size and composition of the Board and its committees and evaluates the performance of the Board. The Nominating Committee also recommends any non-incumbent Chief Executive Officer, Chief Financial Officer and Chief Operating Officer for election by the Board. The Nominating Committee met five times during fiscal year 1998. Current members of the Committee are Messrs. Gossage (Chair), Decker, Greenblatt, Jeremiah and Nir.

     The Nominating Committee will consider individuals recommended by stockholders to be nominees for election as directors at the annual meeting of stockholders. Such recommendations should be sent to the Secretary of the Company at least 120 days prior to the annual meeting of stockholders and must be accompanied by information concerning the individual's qualifications, and the written consent of the individual to be nominated if selected as a nominee by the Board and to serve on the Board if elected. The Board has the sole discretion to select director nominees. Stockholders may not nominate individuals for election as directors at a meeting of stockholders unless they comply with the requirements of the Company's By-Laws, a copy of the relevant portion of which is available from the Secretary of the Company.

     The Personnel and Compensation Committee approves salary actions pertaining to top management, administers and grants awards under the Company's executive compensation plans, approves executive compensation actions and plans and other benefit programs that are not required by law or regulation to be approved by the Board, sets annual incentive targets, recommends officers (other than any non-incumbent Chief Executive Officer, Chief Financial Officer and Chief Operating Officer) for election by the Board, reviews and assesses the performance and capability of key management, with a view towards assuring adequate and qualified backups, and submits the report on executive compensation included in this Proxy Statement. The Personnel and Compensation Committee met four times during fiscal year 1998 and acted on occasion by unanimous written consent. Current members of the Committee are Messrs. Mazzella (Chair), Guss, Jeremiah and Kelley. The Personnel & Compensation Committee's Section 16 Subcommittee approves certain transactions (including grants and awards, and the acquisition of Common Stock from the Company, and the disposition of Common Stock to the Company) not approved by the Board, if advance approval thereof by the Board or a committee of two or more non-employee directors is required in order to qualify the transaction under the exemption provisions of Rule 16b-3(d)and (e) under the Exchange Act. During fiscal year 1998, the Section 16 Subcommittee acted only by unanimous written consent. Current members of the

Section 16 Subcommittee are Messrs. Kelley (Chair) and Guss. A special committee of the Board is authorized to make limited stock awards to employees who are not subject to Section 16 of the Exchange Act. During fiscal year 1998, the special committee acted only by unanimous written consent. Mr. Schwartz is currently the sole member of the special committee.

                           COMPENSATION OF DIRECTORS

ANNUAL RETAINER, MEETING FEES, EXPENSES AND PER DIEM PAYMENTS

     Directors who are not employees of the Company receive an annual retainer fee of $20,000, payable in quarterly installments, and meeting fees of $1,000 for each Board meeting attended and $750 ($1,000 in the case of the Committee chair) for each Board committee meeting attended. Messrs. Greenblatt and Nir have waived and will not accept retainer and meeting fees for their service as non-employee directors of the Company.

     The Company's Deferred Fee Plan for Non-Employee Directors permits the deferral of all or part of a director's cash fees. Each amount deferred is, at the director's election, either credited in cash to a "cash account," or in Common Stock equivalents ("Units") to a "share account" (based upon the market value of the Common Stock). Cash accounts are credited with interest quarterly at the Company's one-year borrowing rate and share accounts will be credited with additional Units if dividends are paid on the Common Stock. Deferred amounts are always paid in cash (based upon the market value of the Common Stock in the case of share accounts), either in a lump sum or in up to ten annual installments, at the election of the director, following the director's termination of service on the Board. Currently, two directors are participating in this plan--Mr. Kelley, who defers his quarterly retainer fee installments into a share account, and Mr. Smith, who defers his quarterly retainer fee installments and meeting fees into a cash account (20%) and a share account (80%). During fiscal year 1998, Mr. Kelley deferred all of his quarterly retainer fee installments into his share account, which had a balance at the end of fiscal year 1998 of 460.2181 Units, which are payable to Mr. Kelley in cash on the first business day of the year after he ceases to be a director of the Company. During fiscal year 1998, Mr. Smith deferred 80% of his quarterly retainer fee installments and meeting fees into his share account, which had a balance at the end of fiscal year 1998 of 120.1850 Units, which are payable to Mr. Smith in cash in five annual installments, commencing on the first business day of the year after he ceases to be a director of the Company.

     Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties. Non-employee directors are also eligible to be paid a $1,000 per diem (plus expenses) for any day on which the director, in the judgment of the Company's Chief Executive Officer, has committed a significant part of the day (outside of normal Board or Board Committee meetings) to business issues beyond the normal scope of the director's responsibilities as a member of the Board. During fiscal year 1998, no director received any such per diem payments.

RESTRICTED STOCK

     Under the Company's Non-Employee Director Restricted Stock Plan (the "Directors Restricted Stock Plan"), each non-employee director receives automatic periodic awards of Common Stock--600 shares upon first being elected to the Board and 600 shares upon reelection at each subsequent annual meeting of stockholders. Common Stock issued under the Directors Restricted Stock Plan entitles participating directors to all of the rights of a stockholder, including the right to vote the shares and receive any cash dividends. All such shares are, however, subject to certain restrictions against sale or transfer for a period (the "Restricted Period") starting on the date (the "Award Date") of the restricted stock award (the "Award") and ending on the earlier of:

     - the first to occur of the following: (i) the director retires from the Board in compliance with the Board's retirement policy as then in effect;
       (ii) the director's service on the Board terminates as a result of the director's not being nominated for reelection by the Board, but not as a result of the director's declining to serve again; (iii) the director's service on the Board terminates because the director, although nominated for reelection by the Board, is not reelected by the stockholders; (iv) the director's service on the Board terminates because of (A) the director's resignation at the request of the

       Nominating Committee of the Board, (B) the director's removal by action of the stockholders or (C) the sale, merger or consolidation of, or a similar extraordinary transaction involving, the Company; (v) the director becomes unable to serve because of disabilities; or (vi) the director dies; or

     - if earlier, the third or any subsequent anniversary of the Award Date with respect to an Award to a director if the director, at least one year prior to such anniversary of the Award Date, gives the Company written notice of election to end the Restricted Period with respect to such Award on such third or subsequent anniversary.

If a director leaves the Board for any other reason prior to the expiration of the Restricted Period, the director forfeits all rights in shares for which the Restricted Period has not expired.

     Shares of restricted stock awarded under a similar predecessor plan are subject to the same restrictions, except that the Restricted Period, if not sooner terminated, expires on the third anniversary of the Award Date, unless the director has, prior to that date, agreed with the Company to extend the restricted period to (i) a specified date at least two years after the date of the agreement, or (ii) a date to be designated by the director in the future by notice to the Company at least two years prior to the designated date.

     Current non-employee directors presently hold the following number of shares of restricted Common Stock still subject to the restrictions under the above plans: Messrs. Greenblatt, Guss, Mazzella and Nir, 2,200 shares each; Messrs. Gossage, Kelley and Jeremiah, 1,700 shares each; and Messrs. Decker and Smith, 600 shares each. Such shares (including 600 shares awarded to each director during fiscal year 1998 upon his election or reelection to the Board) are included in the stock ownership table above as being owned directly by each director.

STOCK OWNERSHIP GUIDELINE

     In May 1996, the Board established a stock ownership guideline for non-employee directors of 3,500 shares to be achieved in five years following election to the Board. The Nominating Committee of the Board is expected to (i) review the stock ownership of each incumbent director annually prior to the Committee's recommendation to the Board of nominees for election as directors at the annual meeting of stockholders and (ii) take into consideration compliance with the stock ownership guideline, including extenuating circumstances in cases of noncompliance, when recommending the nomination for reelection of incumbent directors.

INDEMNIFICATION AGREEMENTS

     The Company currently has indemnification agreements with its directors that, among other things, require the Company to indemnify the directors to the fullest extent permitted by law and to advance to the directors all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The Company must also indemnify and advance all expenses incurred by directors seeking to enforce their rights under the indemnification agreements, as well as cover directors under the Company's directors' and officers' liability insurance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     See "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION" and "OTHER PLANS AND AGREEMENTS WITH EXECUTIVE OFFICERS" under "EXECUTIVE COMPENSATION" below for information regarding certain relationships and related transactions between the Company and its directors, executive officers and entities in which certain directors of the Company have an affiliation or interest.

                             EXECUTIVE COMPENSATION

     This section provides information regarding the Company's executive compensation program, starting with the Report of the Personnel and Compensation Committee of the Board on Executive Compensation. The Committee's report is followed by information on compensation committee interlocks and insider participation, a graph comparing the performance of the Company's Common Stock with two stock indexes over the past five years, a summary compensation table showing the annual compensation paid to certain executives during the last three fiscal years, a table showing stock options granted to those executives during the last fiscal year, a table showing the number of shares, if any, acquired upon the exercise of stock options by each of those executives during the last fiscal year, the value realized upon such exercise, and the number of and value of unexercised stock options held by those executives as of the end of the last fiscal year, and a table showing long-term incentive plan awards to those executives during the last fiscal year. These tables are followed by a description of the estimated retirement benefits of those executives, change of control arrangements and related provisions under various executive compensation plans and agreements, and other plans and agreements with executive officers.

               REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE
                     OF THE BOARD ON EXECUTIVE COMPENSATION

     The Personnel and Compensation Committee (the "Committee") of the Board has overall responsibility for compensation actions affecting the Company's executive officers. The Committee's responsibilities include approving base salaries, setting incentive targets, and administering all executive compensation plans, and granting awards to executive officers thereunder, subject to approval by the Board or the Committee's Section 16 Subcommittee where required. (See the discussion of the Committee's duties under the heading "BOARD MEETINGS AND COMMITTEES OF THE BOARD" in this Proxy Statement.) The Committee is comprised entirely of directors who are neither current nor former employees of the Company.

GENERAL

     The goal of the Company's executive compensation program is to encourage and reward individual and Company performance. The program has been designed (1) to link executive compensation and (a) the Company's performance and (b) increasing stockholder value, and (2) to recognize individual and business unit accountability and achievement.

     The components of the program are base salary, annual incentive compensation, and long term incentive compensation. To ensure that the Company can competitively attract and retain qualified executives, consideration is given to the comparable practices of companies participating in two nationally known compensation surveys. The survey data utilized represent both the aerospace and defense industry and other industries, and are regressed to the Company's revenue size so that the comparisons are made to the practices of similarly sized employers.

     The Company establishes target compensation levels at the median level of those survey participants used for comparative purposes. The compensation of individual executives will vary above or below the median market level based upon the executive's overall accountabilities, individual performance and the Company's performance. Individual performance assessment emphasizes objective achievements under a Performance Accountability System which establishes results-based accountabilities for each executive, including performance requirements for threshold, target and outstanding performance ratings. Base salary adjustments and annual incentive payments are directly affected by the executive's level of performance on accountabilities. Each executive's accountabilities are established annually and are uniquely tailored to the executive's job responsibilities. The process for measuring individual performance against these accountabilities is as objective as practical, but may involve subjective assessments. The relative importance of each individual's accountabilities varies, so no weighting can be assigned that is applicable in all cases.

BASE SALARIES

     Base salaries are intended to provide a foundation for attracting and retaining key employees, and vary based upon position, responsibility and individual performance. As a result, the base salary component of executive compensation is the least variable with Company performance. Base salaries of executive officers are reviewed annually during the first quarter of the fiscal year. Base salary increases, if any, are a function of several factors: the comparative compensation practices as determined from the surveys referred to above; individual performance against established accountabilities; business circumstances; and affordability.

     All of the executive officers named in the Summary Compensation Table following this Report (defined below as the "Named Executive Officers"), except the Chief Executive Officer, received a base salary increase during fiscal year 1998.

ANNUAL INCENTIVE COMPENSATION

     All executive officers participate in the Company's Management Compensation Plan, which provides the opportunity for annual cash and stock incentive compensation. The goal of this plan is to motivate executives to a high level of performance by conditioning a significant portion of each executive's annual compensation on individual achievement and Company and business unit performance.

     Each fiscal year the Committee approves the total number of eligible plan participants, the aggregate target incentive fund for all participants, and the individual target incentive amounts for executive officers. Participation by, and target incentive amounts for, individuals who are not executive officers are subject to approval by the Chief Executive Officer. Individual target incentive amounts are communicated to all participants at the start of the fiscal year. A target incentive fund is established for each organizational unit within the Company, including the Company's business units, subunits and the corporate staff, which is equal to the sum of the individual target incentive amounts for all of the employees in that organizational unit. An organization weighting structure is used to determine the extent to which each organizational unit's incentive will be affected by overall Company performance and the performance of applicable units and subunits. For example, the corporate staff incentive fund is determined based 100% upon overall Company performance, and each business unit's incentive fund is determined based upon the combination of overall Company performance (at least 20%) and the performance of the applicable business unit and/or subunit (20% to 80%). Each organizational unit's earned incentive fund is calculated separately after fiscal year end and can range from zero to 200% (or 300% if determined by the Committee) of its target incentive fund, depending upon overall Company, business unit and/or subunit performance, as applicable. If the corporate staff earned incentive fund is zero, each business unit's earned incentive fund is reduced by 50%.

     Earned incentive funds are divided among participants based 25% upon their relative individual performance and 75% upon applicable organizational unit performance. The individual performance of executive officers is assessed by the Chief Executive Officer, who makes recommendations to the Committee in connection with its approval of incentive awards to executive officers. Incentive awards to individuals who are not executive officers are subject to approval by the Chief Executive Officer. The maximum incentive payable to an individual participant is 300% of the individual's target incentive. It is the present intention of the Committee that incentive payments to executive officers be in cash and, to the extent that an incentive payment exceeds an individual's target incentive, Company Common Stock (if at least 100 shares) for the after-tax amount of such excess. The Committee may also determine that more than the above portion of a participant's incentive will be paid in Common Stock. The Committee believes that including a Common Stock component in the incentive payment to executive officers will further the goal of creating a strong and direct link between the compensation of these key executives and stockholder value. See "Stock Ownership Guidelines" below.

     The incentive compensation opportunity for the Chief Executive Officer is established separately and is based upon the Company's performance against the goals established for participants in the Management Compensation Plan, and the Committee's subjective assessment as to the quality and impact of the Chief Executive Officer's leadership and performance against established accountabilities.

     Approximately one hundred ten employees participated in the Management Compensation Plan for fiscal year 1998. The fiscal year 1998 goals for the Company as a whole were the achievement of net income, cash flow and orders goals, each weighted one-third, and for each business unit were the achievement of EBIT (earnings before interest and taxes), cash flow and orders goals, each weighted one-third. Earnings, represented by net income and EBIT, was selected as one of the performance goals because the Committee believes that stockholders view earnings as an important measure of performance; earnings are an important factor in assuring that the Company complies with the financial covenants under its loan agreements; earnings are a strong indicator of Company health; and earnings are a historically used measure that is easily communicated to and understood by participants. Cash flow was selected as a performance goal because of the importance of generating and managing cash to fund the Company's business activities. Orders were selected as the third performance goal because of the importance of orders in the future growth of the Company. The net income, EBIT, cash flow and orders goals were based upon the Company's internal operating plan.

     For fiscal year 1998, the Committee, based upon the extent to which the Company as a whole and the relevant business units exceeded their goals, approved incentive payments to Messrs. Bukowick, Meyers, Ross and Zimmer that were above target.

     The amount of the fiscal year 1998 annual incentive payment to the Chief Executive Officer was determined by the Committee based upon the total Company's performance and the Chief Executive Officer's performance against pre-established accountabilities, including the following, without specific weighting: strong core business performance, with significant growth in earnings per share from continuing operations; realization of growth opportunities such as the success of the Outrider Tactical Unmanned Aerial Vehicle, the Objective Individual Combat Weapon program win, and the acquisition of the Motorola fuze business; the positioning of the Company for long-term opportunities in solid propulsion; divestiture and consolidation of former Emerging Business Group operations; strengthening of top level management; facility consolidations; excellent safety results throughout the Company's operations; further implementation of process control in all businesses; and completion of the secondary public offering of Company Common Stock held by Hercules.

LONG-TERM INCENTIVE COMPENSATION

     The goal of long-term incentive compensation is to encourage long-term Company performance, to link stockholder value creation and management compensation, and to encourage executive retention.

     Long-term incentive compensation is provided to executive officers under the Company's 1990 Equity Incentive Plan, principally through a combination of annual grants of market price stock options and periodic performance share grants. The terms of each grant are determined by the Committee at the time the grant is awarded, subject to the provisions of the plan. The Committee believes that stock options are an appropriate means of long-term incentive compensation because they provide value only when the Company's stockholders benefit from stock price appreciation and that performance shares provide an effective incentive to achieve predetermined long-term performance goals and serve as an effective means to encourage retention of key employees.

     The extent to which an executive officer retains stock acquired through annual and long-term incentive compensation awards will be a factor in determining the extent of the officer's participation in future long-term incentive compensation awards. The weight given to this factor is in the sole subjective judgment of the Committee, which gives consideration to the reasons for an executive officer's sale of any such stock. See "Stock Ownership Guidelines" below.

     During fiscal year 1998, stock options were granted to all current executive officers except the Chief Executive Officer. The terms of these grants are summarized following the table labeled "OPTION GRANTS IN LAST FISCAL YEAR" in this Proxy Statement. During fiscal year 1998, performance shares were granted to three current executive officers, not including the Chief Executive Officer. The terms of these grants are summarized following the table labeled "LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR" in this Proxy Statement. The target long-term incentive grant amount for each executive officer's award of stock options and, where applicable, performance shares, was based upon a percentage (based upon competitive long-term incentive values) of the grant recipient's base salary. The Committee determined the actual size of the grants by adjusting the target number of shares up or down, after consideration of the subjective recommendation of the Chief Executive Officer. The size of these grants was determined without regard to the amount and terms of stock options already held by the grant recipients.

STOCK OWNERSHIP GUIDELINES

     In furtherance of the Committee's desire to align the interests of the Company's executive officers with those of the Company's stockholders, in early 1997 the Committee implemented Common Stock ownership guidelines for its executive officers, to be achieved within three years. The guidelines establish target levels of

Common Stock ownership that are a function of each officer's base salary--stock having a market value four times base salary in the case of the Chief Executive Officer; two times base salary in the case of the Chief Operating Officer, the Chief Financial Officer and all Group Vice Presidents; and one times base salary for all other executive officers. Failure to achieve target ownership will be taken into consideration by the Committee when it considers future long-term incentive awards; and achievement of target ownership will eliminate the requirement that the after-tax amount of above target annual incentive compensation be paid in Common Stock.

LIMIT ON TAX DEDUCTIBILITY

     Section 162(m) of the Internal Revenue Code places a cap of $1 million on the amount the Company can deduct for any tax year for compensation to any person who is the Chief Executive Officer or one of the four other highest compensated officers as of the end of such tax year ("Covered Officers"). However, exempt from this deductibility cap are amounts payable pursuant to certain pre-existing agreements, and amounts qualifying as performance based compensation. In order for incentive compensation to qualify as performance based compensation, it must be paid pursuant to pre-established objective performance goals approved by stockholders. The Committee designs stock option grants so that they qualify for the exemption from the deductibility cap. Other long-term incentive awards may not qualify for exemption from the deductibility cap, but the Committee will take into account the likelihood of such non-deductibility when determining the amount and recipients of such awards. Annual incentive compensation payable under the Management Compensation Plan does not qualify for exemption from the deductibility cap because it involves the flexibility to make subjective determinations regarding the recipients and amounts of payments, which the Committee believes is sound executive compensation policy and in the best interests of the Company and its stockholders. The Committee will take into account, when making such determinations, the extent to which any such payment may be non-deductible by the Company. The Committee believes that the benefit of being able to evaluate the performance of its Covered Officers on important subjective performance measures outweighs the cost resulting from a portion of a Covered Officer's compensation being nondeductible under the Section 162(m) limitation described above.

     Compensation payments to the Chief Executive Officer during the fiscal year ending March 31, 1999 ("fiscal year 1999"), which will include base salary, the incentive bonus for fiscal year 1998, as reported in the Summary Compensation Table following this report, the value of restricted stock that becomes non-forfeitable, and other items of compensation, will likely exceed $1 million, and be non-deductible to the extent of such excess. No other Covered Officers are currently expected to be paid non-exempt compensation exceeding $1 million during fiscal year 1999.

                      Personnel and Compensation Committee
                           Joseph F. Mazzella, Chair
                                Jonathan G. Guss
                               David E. Jeremiah
                                Gaynor N. Kelley

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Committee is either a current or former employee of the Company. There are no compensation committee interlocks--i.e., no executive officer of the Company serves as a member of the board of directors or compensation committee of another entity that has an executive officer serving on the Board or the Committee.

     The Company during fiscal year 1998 had, and may continue in the future to have, transactions with the following directors or entities in which the following directors have an affiliation or interest: Messrs. Decker, Jeremiah, Mazzella and Smith. In the case of Mr. Mazzella, the transactions involved payments for legal services provided by the law firm of Lane Altman & Owens, of which Mr. Mazzella is a partner. The amounts involved in these transactions during fiscal year 1998 were, in the case of each director, less than the amount above which disclosure is required by the applicable rules of the Securities and Exchange Commission.

                               PERFORMANCE GRAPH

     The following graph compares, for the five fiscal years ended March 31, 1998, the cumulative total return for the Common Stock with the comparable cumulative total return of two indexes--the Standard & Poor's Composite 500 Stock Index, a broad equity market index, and the Dow Jones Aerospace & Defense Stock Index, a published industry index. The graph assumes that, on April 1, 1993, $100 was invested in the Common Stock (at the closing price on the previous trading day) and in each of the indexes. The comparison assumes that all dividends, if any, were reinvested. The graph indicates the dollar value of each hypothetical $100 investment as of March 31 in each of the years 1994, 1995, 1996, 1997 and 1998.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                                                                       STANDARD &        DOW JONES
                                                      COMPANY            POOR'S         AEROSPACE &
               MEASUREMENT PERIOD                      COMMON          COMPOSITE          DEFENSE
             (FISCAL YEAR COVERED)                     STOCK           500 INDEX           INDEX
3/31/93                                                        100               100               100
3/31/94                                                        100               102               130
3/31/95                                                        159               117               163
3/31/96                                                        202               155               263
3/31/97                                                        176               185               305
3/31/98                                                        261               274               372

                           SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth, for the periods indicated, summary compensation information for the Company's Chief Executive Officer and the four other most highly compensated individuals who were serving as executive officers at the end of fiscal year 1998 (collectively, the "Named Executive Officers").

                                                                                LONG-TERM COMPENSATION
                                                                           ---------------------------------
                                             ANNUAL COMPENSATION                   AWARDS            PAYOUTS
                                      ----------------------------------   -----------------------   -------
                                                               OTHER       RESTRICTED   SECURITIES
                                                               ANNUAL        STOCK      UNDERLYING    LTIP      ALL OTHER
          NAME AND             YEAR    SALARY     BONUS     COMPENSATION     AWARDS      OPTIONS     PAYOUTS   COMPENSATION
     PRINCIPAL POSITION        (1)      ($)       ($)(2)        ($)          ($)(3)        (#)         ($)        ($)(4)
     ------------------        ----    ------     ------    ------------   ----------   ----------   -------   ------------
Richard Schwartz.............  FY98   $550,000   $580,800      $8,839         -0-            -0-       -0-       $27,702
  Chairman of the Board and    FY97    550,000    544,500       8,839         -0-            -0-       -0-        28,843
  Chief Executive Officer(5)   FY96    550,000    630,300       8,995         -0-            -0-       -0-        24,892
Peter A. Bukowick............  FY98   $289,386   $264,000      $  491         -0-          5,000       -0-       $14,112
  President and Chief          FY97    234,380    192,500         737         -0-          4,000       -0-        13,884
  Operating Officer(6)         FY96    225,000    180,000         231         -0-          8,000       -0-         3,895
Scott S. Meyers..............  FY98   $248,340   $193,600      $6,384         -0-          4,500       -0-       $21,975
  Vice President and           FY97    240,000    173,250       7,971         -0-            -0-       -0-        24,726
  Chief Financial Officer(7)   FY96     20,000     20,000         -0-         -0-         20,000       -0-           -0-
Paul A. Ross.................  FY98   $194,766   $200,000         -0-         -0-          3,500       -0-       $ 4,895
  Group Vice President --
  Space and Strategic
  Systems(8)
Daryl L. Zimmer..............  FY98   $188,674   $ 95,000      $3,320         -0-          4,500       -0-       $19,293
  Vice President and           FY97    180,836     90,750       2,958         -0-          4,500       -0-        19,613
  General Counsel              FY96    170,622     92,000       3,328         -0-          5,000       -0-        20,231

---------------
(1) The three years reported upon in the foregoing table are the fiscal years ended March 31, 1996 ("FY96"), March 31, 1997 ("FY97") and March 31, 1998
    ("FY98").

(2) The FY98 incentive bonuses for the Named Executive Officers were paid in cash and/or Common Stock, based upon the then fair market value of the Common Stock ($63.50), as follows: Mr. Schwartz, $330,000 and 2,509 shares; Mr. Bukowick, $-0- and 2,642 shares; Mr. Meyers, $110,000 and 836 shares; Mr. Ross, $80,000 and 1,214 shares; and Mr. Zimmer, $95,000 and -0- shares. The number of shares of Common Stock paid was determined after tax withholding from the Common Stock component of the incentive bonus.

(3) As of the end of FY98, Mr. Schwartz held 5,000 shares of restricted stock having a value of $313,750. Since the end of FY98, all 5,000 shares of restricted Common Stock held by Mr. Schwartz vested and 3,177 shares (net of 1,823 shares withheld to pay applicable withholding taxes) were released to him.

(4) Includes for FY98: (a) matching Company contributions to accounts of participants in a Company defined contribution 401(k) plan as follows: Mr. Schwartz, $3,200; Mr. Bukowick, $5,228; Mr. Meyers, $3,250; Mr. Ross, $4,895; and Mr. Zimmer, $3,240; (b) cash payments under the Company's Flexible Perquisite Account Program as follows: Mr. Schwartz, $15,000; Mr. Bukowick, $7,931; Mr. Meyers, $12,000; Mr. Ross, $-0-; and Mr. Zimmer, $12,000; (c) financial counseling fees paid as follows: Mr. Schwartz, $9,000; Mr. Bukowick, $500; Mr. Meyers, $6,500; Mr. Ross, $-0-; and Mr.
    Zimmer, $3,600; and (d) the following dollar value of insurance premiums paid by the Company with respect to term life insurance in the amounts indicated in parenthesis: Mr. Schwartz, $502 ($1,500,000); Mr. Bukowick, $453 ($750,000); Mr. Meyers, $225; $(500,000); Mr. Ross, $-0- ($-0-); and
    Mr. Zimmer, $453 ($300,000). Payments under the program referred to in (b) above represent reimbursements for certain eligible expenditures, such as car payments, club dues, and unreimbursed business expenses. The amounts shown in (b) above are the gross amounts payable under the program, which are subject to tax withholding. The actual net cash payments to the individuals were less than reported above by the amount of the applicable tax withholding. The Company has no agreement with the executive officers named in (d) above that they will receive or be allocated an interest in any cash surrender value under the applicable life insurance policies.

(5) Mr. Schwartz also served as President until May 11, 1998.

(6) Mr. Bukowick became Chief Operating Officer on September 16, 1997, and President on May 11, 1998.

(7) Mr. Meyers served as an employee of the Company for one month of FY96.

(8) Mr. Ross became an executive officer at the beginning of FY98.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table summarizes for each of the Named Executive Officers information with respect to stock option grants during fiscal year 1998.

                                                                                       POTENTIAL REALIZABLE VALUE AT
                                                                                          ASSUMED ANNUAL RATES OF
                                                                                       STOCK PRICE APPRECIATION FOR
                                              INDIVIDUAL GRANTS                                 OPTION TERM
                          ---------------------------------------------------------   -------------------------------
                             NUMBER OF       % OF TOTAL
                            SECURITIES        OPTIONS
                            UNDERLYING       GRANTED TO    EXERCISE OR
                          OPTIONS GRANTED   EMPLOYEES IN   BASE PRICE    EXPIRATION     0%         5%          10%
          NAME                (#)(1)        FISCAL YEAR     ($/SHARE)       DATE      ($)(2)     ($)(2)      ($)(2)
          ----            ---------------   ------------   -----------   ----------   ------     ------      ------
Richard Schwartz........         -0-
Peter A. Bukowick.......       5,000            2.7%         $44.125      5-20-07       -0-     $138,750    $351,619
Scott S. Meyers.........       4,500            2.4%          44.125      5-20-07       -0-      124,875     316,457
Paul A. Ross............       3,500            1.9%          44.125      5-20-07       -0-       97,125     246,134
Daryl L. Zimmer.........       4,500            2.4%          44.125      5-20-07       -0-      124,875     316,457

---------------
(1) Each option (a) is a non-qualified stock option for tax purposes; (b) has an exercise price equal to the Common Stock's fair market value on May 20, 1997, the grant date; (c) may be exercised by the delivery of cash and/or shares of Common Stock; (d) becomes exercisable to the extent of one-third of the grant on each of the first three anniversaries of the grant date and remains exercisable thereafter until the expiration date or earlier expiration upon or following termination of employment; (e) may be exercised following termination of employment to the extent exercisable upon termination as follows: (i) for three years following death prior to termination, (ii) for 180 days following death after termination, (iii) for three years after termination due to layoff, retirement or disability and
    (iv) for 90 days after termination for any other reason other than for cause; and (f) becomes exercisable in the event of a "change of control" (see "CHANGE OF CONTROL ARRANGEMENTS" below).

(2) The numbers in this column represent the potential pre-tax amount that would be realized if the named individual exercised the option on its expiration date, assuming that the Common Stock appreciated over the term of the option at the annual appreciation rate indicated at the head of the column. This amount has not been, and may never be, realized. The actual amount, if any, realized by the named individual upon the sale of the shares issued upon the exercise of the option will depend upon the price at which the shares are sold.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table summarizes for each of the Named Executive Officers the number of shares, if any, acquired during fiscal year 1998 upon the exercise of stock options by each of the Named Executive Officers, the value realized upon such exercise, and the number of, and the value of, the exercisable and unexercisable stock options each of them held at the end of fiscal year 1998.

                                                                NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                                      OPTIONS                     OPTIONS AT FY98
                            SHARES                              AT FY98 YEAR-END (#)              YEAR-END ($)(2)
                         ACQUIRED ON          VALUE         ----------------------------    ----------------------------
        NAME             EXERCISE (#)    REALIZED ($)(1)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----             ------------    ---------------    -----------    -------------    -----------    -------------
Richard Schwartz.....          -0-               -0-          215,000            -0-        $7,041,250            -0-
Peter A. Bukowick....          -0-               -0-           21,666         15,334           528,736       $328,889
Scott S. Meyers......          -0-               -0-           10,000         14,500           151,250        235,063
Paul A. Ross.........          -0-               -0-            4,999          8,501           112,272        162,915
Daryl L. Zimmer......       14,879          $359,886           13,684          9,167           517,957        175,988

---------------
(1) This value represents the difference between the aggregate market value, on the date of exercise, of the shares acquired, and the aggregate option price of such shares.

(2) The value shown in this column represents the aggregate difference between the market value of the Common Stock on March 31, 1998 ($62.75) and the exercise price of each of the unexercised stock options, multiplied by the number of shares issuable upon the exercise of each stock option. This value has not been, and may never be, realized. The actual value, if any, realized by the named individual upon the sale of the shares issued upon the exercise of the stock option will depend upon the price at which the shares are sold.

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

     The following table summarizes for each of the Named Executive Officers information with respect to long-term incentive plan awards during fiscal year 1998.

                                                                                    ESTIMATED FUTURE PAYOUTS
                                                                                        UNDER NON-STOCK
                                                                                       PRICE-BASED PLANS
                                    NUMBER OF SHARES,    PERFORMANCE OR OTHER    ------------------------------
                                     UNITS OR OTHER          PERIOD UNTIL        THRESHOLD    TARGET    MAXIMUM
              NAME                    RIGHTS (#)(1)      MATURATION OR PAYOUT     (#)(2)      (#)(2)    (#)(2)
              ----                  -----------------    --------------------    ---------    ------    -------
Richard Schwartz................            -0-
Peter A. Bukowick...............          3,500             4/1/97-3/31/00         1,500      2,500      3,500
Scott S. Meyers.................          2,700             4/1/97-3/31/00         1,300      2,000      2,700
Paul A. Ross....................          2,000             4/1/97-3/31/00         1,000      1,500      2,000
Daryl L. Zimmer.................            -0-

---------------
(1) The numbers in this column represent the number of performance shares awarded to the named individuals during fiscal year 1998. Performance shares are Common Stock denominated units that are paid in shares of Common Stock and/or cash at the discretion of the Board's Personnel and Compensation Committee at the end of the applicable performance period if, and to the extent that, predetermined performance objectives are achieved. The performance objectives for the above awards are the achievement of target earnings per share on the Common Stock. No portion of the award is payable for less than threshold performance. A pro-rata portion of the award is payable in the event of a "change of control" during the performance period (see "CHANGE OF CONTROL ARRANGEMENTS" below). Awards are forfeited upon death or termination of employment unless such event occurs at or after the end of the performance period.

(2) For Mr. Bukowick, the threshold percentage is 43% of the award, the target percentage is 71% of the award, and the maximum percentage is 100% of the award. For Mr. Meyers, the threshold percentage is 48% of the award, the target percentage is 74% of the award, and the maximum percentage is 100% of the award. For Mr. Ross the threshold percentage is 50% of the award, the target percentage is 75% of the award, and the maximum percentage is 100% of the award.

                                RETIREMENT PLANS

     Messrs. Schwartz, Meyers and Zimmer are participants in the Company's Retirement Plan (the "Retirement Plan"), and Messrs. Bukowick and Ross are participants in the Company's Aerospace Pension Plan (the "Aerospace Plan").

RETIREMENT PLAN

     Prior to April 1, 1992, a participant's accrued benefit under the Retirement Plan was based upon a final average earnings formula identical to that provided under the Honeywell Retirement Benefit Plan as in effect at the time of the spin-off of the Company's initial business operations by Honeywell Inc. ("Honeywell") in September 1990 (the "Spin-off"). Effective April 1, 1992, the Retirement Plan was amended to provide benefits based upon a cash balance account established for each participant. Participants in the Retirement Plan as of March 31, 1992 had an initial balance in their account as of April 1, 1992 equal to the present value of the benefits earned under the final average earnings formula as of that date. Newly hired employees start with an account balance of zero.

     Each participant's cash balance account is credited monthly with a percentage of recognized compensation (generally compensation subject to federal income tax withholding) that increases with length of credited service from 3.5% for newly hired employees to 8.5% for employees with at least 25 years of service. Accounts are credited with an additional percentage of recognized compensation in excess of the Social Security wage base. This additional percentage increases with length of credited service from 3.5% for newly hired employees to 5.5% for employees with at least 10 years of service. Account balances are credited monthly with interest equal to the average one-year U.S. Treasury Bill rate during the 12 months ending September 30 of the prior calendar year. A participant's account balance vests after five years of credited service. At retirement, which may occur at or after age 55, a participant's vested account balance is payable as a monthly annuity or, if retirement occurs at or after age 62, as an optional lump sum payment.

     Participants whose age plus years of credited service equaled 50 as of March 31, 1992, will, upon retirement, have their benefit calculated under the prior final average earnings formula and the new cash balance formula and will receive the higher accrued benefit. The prior final average earnings formula provides a monthly life annuity related to years of credited service, average recognized compensation during the highest consecutive 60 of the last consecutive 120 months of credited service, and the participant's primary Social Security benefit. Participants may retire on or after age 55. Benefits are reduced on an approximately proportionate basis for credited service of less than 30 years. Participants whose age plus years of credited service equal 85 or more may retire on or after age 60 with no reduction in their age 65 benefit, and with a 3/10% reduction in such benefit for each month that retirement precedes age 60.

AEROSPACE PLAN

     The Aerospace Plan covers certain employees who joined the Company in connection with the Acquisition of HAC from Hercules, and contains provisions identical to those of the Hercules plan that covered them prior to the Acquisition. Retirement benefits under the Aerospace Plan are determined under a final average earnings formula. The formula provides a monthly life annuity related to years of credited service, average recognized compensation during the highest five years of credited service, and the participant's primary Social Security benefit. Participants may elect to receive up to 51% of their benefit in a lump sum payment. Participants with at least 10 years of credited service may retire at age 60 with no reduction in their age 65 benefit, and with a reduced benefit on or after age 55; and participants in the Aerospace Plan (including its predecessor Hercules plan) since on or before December 31, 1984, may retire with a reduced benefit on or after age 50. The benefits of participants electing early retirement are reduced 5% for each year that retirement precedes the age at which they are entitled to an unreduced benefit, except that this reduction percentage is decreased for each year of credited service in excess of 30 years.

SUPPLEMENTAL EMPLOYEE RETIREMENT PLANS

     Retirement benefits payable from qualified defined benefit plans are limited by the Internal Revenue Code. Amounts payable under the Retirement Plan and the Aerospace Plan in excess of such limitations are paid by the Company pursuant to a nonqualified supplemental employee retirement plan ("SERP"). The Company has a similar SERP that provides retirement benefits under the prior final average earnings formula for former Honeywell employees with respect to deferred incentive compensation that was not considered recognized compensation. The Company has established a grantor trust under which the Company has set aside funds to satisfy certain of the obligations of the Company under the SERPs. If the funds in the trust are insufficient to pay amounts payable pursuant to the SERPs, the deficiency will be paid by the Company.

ESTIMATED RETIREMENT BENEFITS

     The estimated retirement benefit payable annually as a single life annuity at age 65 to each of the current Named Executive Officers, assuming currently applicable interest rates, and assuming that the individuals remain employed until age 65 at their fiscal year 1998 compensation level, including a Management Compensation Plan annual incentive bonus equal to the average annual bonus paid to each individual for the three fiscal years ended March 31, 1998, is as follows: Mr. Schwartz, $53,064; Mr. Bukowick, $327,428; Mr. Meyers, $143,580; Mr. Ross, $44,946; and Mr. Zimmer, $147,324. See "OTHER PLANS AND AGREEMENTS WITH EXECUTIVE OFFICERS" below for a description of a supplemental retirement benefit arrangement with Mr. Schwartz.

                         CHANGE OF CONTROL ARRANGEMENTS

INCOME SECURITY PLAN

     In March 1997, the Board adopted the Alliant Techsystems Inc. Income Security Plan (the "Income Security Plan"), which is intended to secure the continued services, dedication and objectivity of management personnel in the event of a potential change of control (as defined below), so that they are not hindered or distracted by the resulting personal uncertainties and risks. Participants in the Income Security Plan include all executive officers. The Income Security Plan provides that, in the event of a Qualifying Termination (as defined below) of a participant's employment, the participant will receive (i) monthly payments of the participant's annual base salary and target annual incentive bonus from the date of termination through the later of the first anniversary of the date of termination or the second anniversary (or, in the case of the Chief Executive Officer, the third anniversary) of the change of control, subject to reduction by the amount of any compensation received from another employer; (ii) welfare benefits during the compensation continuation period, subject to reduction to reflect welfare benefits received from another employer; (iii) continuation of any applicable executive life insurance benefits during the compensation continuation period; (iv) reasonable legal fees and expenses incurred to receive benefits if a court determines that the Company's denial of such benefits was knowingly wrongful; (v) reimbursement for outplacement expenses up to 15% of the participant's annual base salary; and
(vi) a gross-up payment necessary to cover any excise taxes payable on benefits received. In addition, it is a condition to participation in the Income Security Plan that participants agree that their future stock awards under the Company's 1990 Equity Incentive Plan, referred to below, not be subject to the change of control provisions of that plan, but that, upon a Qualifying Termination, unvested stock awards will vest and become exercisable until the earlier of their normal expiration or the expiration of three years from the date of such termination. Receipt of benefits is contingent upon the participant not competing with the Company during the one-year period following the date of such termination.

     The Company estimates, based solely upon readily quantifiable information, that, if a change of control were to have occurred on the date of this Proxy Statement, and the employment of any of Messrs. Schwartz,

Meyers, Bukowick, Ross or Zimmer were terminated on the date of the change of control, they would receive, subject to reduction as noted above, aggregate compensation continuation payments of the following amounts over a two-year (or, in the case of Mr. Schwartz, three-year) period: Mr. Schwartz, $2,640,000; Mr. Bukowick, $990,000; Mr. Meyers, $760,000; Mr. Ross, $660,000; and Mr. Zimmer,
$510,000; and if their employment were terminated more than one year (or, in the case of Mr. Schwartz, two years), but less than two years (or, in the case of Mr. Schwartz, three years), after the date of the change of control, they would receive aggregate compensation continuation payments equal to one half (or, in the case of Mr. Schwartz, one third) of the above amounts. Because the Income Security Plan provides for some benefits that cannot be presently quantified (such as welfare benefits), amounts that would actually be payable would be larger than the amounts specified in the preceding sentence. The above estimates do not include any additional amounts payable in respect of the excise taxes referred to above, which amounts, if applicable, may be significant.

     Participants' rights under the Income Security Plan are not exclusive and participants are entitled to termination benefits under any other applicable arrangement, so long as they do not receive the same type of payment or welfare benefit under more than one of the Income Security Plan or such other applicable arrangement.

     The Company has established a grantor trust under which the Company will set aside funds to satisfy the obligations of the Company under the Income Security Plan in the event of a change of control, or earlier at the discretion of the Board.

EXECUTIVE COMPENSATION PLAN PROVISIONS

     The Management Compensation Plan, pursuant to which annual incentive compensation is paid to executive officers (see "REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION" above), provides that, in the event of a change of control during a performance period, participants are entitled to receive a pro-rata incentive award, based upon the elapsed portion of the performance period, assuming Company performance that would result in payment of the target incentive fund.

     Under the terms of the Company's 1990 Equity Incentive Plan (the "Equity Incentive Plan"), upon a change of control, all stock options, whether or not vested, become exercisable, all shares of restricted Common Stock become fully vested, and a pro-rata portion of performance share awards becomes payable. In addition, limited stock appreciation rights ("LSARs") granted in tandem with stock options become exercisable for a period of 90 days following a change of control, except for those granted during the six months immediately preceding the change of control. Upon exercise of an LSAR, a holder may surrender the underlying option and receive for each share subject to the option cash equal to the excess of the "change of control value" of a share of Common Stock over the option's exercise price. The "change of control value" of a share of Common Stock is equal to the highest fair market value of a share of Common Stock during the period beginning on the 180th day before the change of control and ending on the day preceding the exercise of an LSAR or, if greater, the highest price per share of Common Stock paid in connection with the change of control. The Equity Incentive Plan provides that all stock options shall be granted in tandem with LSARs unless otherwise provided in the applicable grant. None of the stock options currently outstanding has tandem LSARs. See PROPOSAL NO. 2 (APPROVAL OF AMENDED AND RESTATED ALLIANT TECHSYSTEMS INC. 1990 EQUITY INCENTIVE
PLAN) below for information regarding proposed amendments to the Equity Incentive Plan that would (i) modify the effects of a change of control on future stock awards to participants in the Income Security Plan, and (ii) eliminate the granting of LSARs.

     Non-vested benefits under the Company's Retirement Plan and 401(k) plans become fully vested immediately upon a change of control.

DEFINITIONS

     For purposes of the executive compensation plans referred to above, "change of control" means, subject to certain exceptions: an acquisition by any person of beneficial ownership of 20% (35% in the case of grants under the Equity Incentive Plan on or after May 25, 1994) or more of either the Common Stock or the combined voting power of the then outstanding voting securities of the Company; certain changes of more than 50% in the membership of the Board; stockholder approval of (i) a merger, reorganization or consolidation which results in the ownership by the Company's stockholders of 50% (60% in the case of grants under the Equity Incentive Plan before May 25, 1994) or less of both the then outstanding common stock, and the combined voting power of the then outstanding voting securities, of the surviving corporation after the transaction, (ii) a dissolution or liquidation of the Company or (iii) a disposition of all or substantially all of the Company's assets. The plans further provide, however, that no person shall be deemed to own beneficially any securities acquired directly from the Company pursuant to a written agreement with the Company. See PROPOSAL NO. 2 (APPROVAL OF AMENDED AND RESTATED ALLIANT TECHSYSTEMS INC. 1990 EQUITY INCENTIVE PLAN) below for information regarding proposed amendments to the Equity Incentive Plan that would modify the change of control definition applicable to future stock awards.

     For purposes of the Income Security Plan, "change of control" means (i) the acquisition of more than 50% of the Company's outstanding voting securities,
(ii) a reorganization, merger or consolidation of the Company, or the sale of the Company's assets, that results in the Company's stockholders owning 50% or less of the shares of the surviving company or (iii) any other circumstances that the Board determines to be a change of control; "cause" means (i) conviction of a felony, or, in certain circumstances, being charged with a felony or (ii) a determination by the Board that a participant has defrauded the Company or, in certain circumstances, committed a material breach of the participant's duties and responsibilities as an officer or employee of the Company; "Qualifying Termination" means (i) termination of employment within two years after a change of control (a) by the Company for any reason other than cause or on account of disability or (b) by the employee upon (1) any reduction in base salary, incentive bonus target, or the employee's level of welfare benefits and/or (2) change of the employee's work location by 75 or more miles, without the employee's consent, or (ii) termination of employment within one year of a Change Event (as described below) if (a) at the request of a third party to negotiations or an agreement with regard to a subsequent change of control, or (b) otherwise in connection with, or in anticipation of, such change of control; and "Change Event" means (i) certain acquisitions of more than 15% of the Company's voting securities, (ii) announcement of a third party's intent to acquire the Company through a tender offer, exchange offer or other unsolicited proposal or (iii) certain changes in the majority of the Board.

               OTHER PLANS AND AGREEMENTS WITH EXECUTIVE OFFICERS

     The initial stock option and restricted Common Stock awards under the Equity Incentive Plan were conditioned upon the employee's agreeing to enter into an "Employment Restrictions Agreement" that obligates the employee not to divulge confidential and proprietary business information to third parties and not to work for a competitor or solicit other employees to leave the Company for a period of two years following the employee's termination of employment with the Company. Mr. Zimmer is a party to such an agreement.

     The Company currently has indemnification agreements with its executive officers providing indemnification (identical to that described above under "ELECTION OF DIRECTORS--COMPENSATION OF DIRECTORS") relating to their service as officers of the Company.

     The Company has agreed to provide Mr. Schwartz with a supplemental retirement benefit under a SERP, which will have a minimum present value of $300,000 at the time of his retirement. In addition, the Company has agreed to a post-retirement consulting and retirement agreement with Mr. Schwartz under which Mr. Schwartz will receive payments of $250,000 per year for each of the four years following the date of his retirement, subject to Mr. Schwartz's agreement not to compete with the Company. During the first two years of such payments, Mr. Schwartz will be available for such consultations as may be requested by the Company, subject to time constraints to be determined. In the event of the death of Mr. Schwartz during the term of these payments, the remaining payments will be paid to his spouse, if she survives him.

     The Company's employment arrangement with Mr. Meyers provides for a minimum base salary of $240,000 per year, a minimum target annual incentive of $105,000, Flexible Perquisite Account Program reimbursement up to $12,000 per year, financial counseling reimbursement up to $6,500 per year, and term life insurance in the amount of $500,000.

     Effective October 28, 1997, the Board adopted the Alliant Techsystems Inc. LSAR Option Loan Program, pursuant to which two executive officers of the Company, Charles H. Gauck and Daryl L. Zimmer, were granted loans on November 5, 1997 to finance the exercise of employee stock options. The loans, which were $149,436.03 in the case of Mr. Gauck and $439,273.57 in the case of Mr. Zimmer, were repaid with interest at the rate of 6% per annum on December 10, 1997. No other loans have been, or may be, granted under this Program.

                                 PROPOSAL NO. 2

                                RATIFICATION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

     Subject to ratification by the stockholders, the Board, upon its Audit Committee's recommendation, has selected Deloitte & Touche LLP as independent accountants to audit the consolidated books and accounts of the Company for the fiscal year ending March 31, 1999. Deloitte & Touche LLP were the independent accountants for the Company's business when it was part of Honeywell prior to the Spin-off and have been independent accountants for the Company since the Spin-off. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

     THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS (PROPOSAL NO. 2).

                                 PROPOSAL NO. 3

                        APPROVAL OF AMENDED AND RESTATED
              ALLIANT TECHSYSTEMS INC. 1990 EQUITY INCENTIVE PLAN

                                  INTRODUCTION

     On May 11, 1998, the Board approved amendments to the Equity Incentive Plan, described below, which are reflected in the Amended and Restated Alliant Techsystems Inc. 1990 Equity Incentive Plan (the "Amended Plan") attached as Appendix B to this Proxy Statement. These amendments were approved by the Board subject to stockholder approval of the Amended Plan. Assuming such stockholder approval at the Annual Meeting on August 4, 1998, the Amended Plan will become effective on that date (the "Effective Date"). If the amendments are not so approved, the current provisions of the Equity Incentive Plan will continue in effect.

                                   BACKGROUND

     The Equity Incentive Plan was originally adopted effective September 28, 1990, at the time of the Spin-off, and was amended by the stockholders on March 3, 1995 (the "First Amendment").

     The Equity Incentive Plan originally authorized the issuance of 1,000,000 shares of Common Stock in connection with future awards. In addition, 1,000,000 shares were authorized for issuance in connection with stock options awarded in substitution for Honeywell stock options held by Company employees at the time of the Spin-off, of which stock options for only 620,679 shares were awarded. The remaining 379,321 shares covered by this separate substitute award authorization may not be issued in connection with future awards. The First Amendment increased the number of shares authorized for issuance in connection with future awards by 1,000,000.

     As of May 31, 1998, 892,681 shares were reserved for issuance in connection with outstanding stock option and performance share awards, and 7,554 shares were available for issuance in connection with future awards, as summarized in the following table:

Shares authorized for issuance:
  Substitute awards for Honeywell stock options*............       620,679
  Original authorization for future awards..................     1,000,000
  First Amendment authorization for future awards...........     1,000,000
                                                                ----------
     Total..................................................     2,620,679
Shares issued/limited stock appreciation rights exercised...    (1,720,444)
                                                                ----------
Shares reserved for issuance................................       900,235
Shares reserved for issuance in connection with outstanding
  awards....................................................      (892,681)
                                                                ----------
  Shares available for issuance in connection with future
     awards.................................................         7,554

---------------
* Excludes 379,321 shares not needed for substitute awards that are not available for issuance.

                              PROPOSED AMENDMENTS

     The substantive amendments (the "Amendments") to the Equity Incentive Plan contained in the Amended Plan, which are summarized below, accomplish several things.

     First, the number of shares authorized for issuance is increased by 700,000 in order to assure that an adequate number of shares is available for use in furtherance of the purposes of the Equity Incentive Plan through the granting of awards intended to:

     - provide a means by which key employees can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and their desire to remain employed by the Company; and

     - attract and employ key employees.

     Second, several provisions are deleted or revised because they have never been used, because a decision has been made not to use them in the future, or because amendments to Securities and Exchange Commission ("SEC") Rule 16b-3 under the Exchange Act have made them inapplicable, unnecessary or excessively restrictive; and other provisions are revised to make them consistent with related provisions of other plans.

     Third, the provision relating to amendments is revised to identify the specific amendments that require stockholder approval.

     Finally, provisions containing references to the original adoption date of the Equity Incentive Plan are revised to delete or update that reference.

     The summary of the Amendments below is qualified in its entirety by reference to the copy of the Amended Plan attached as Appendix B to this Proxy Statement.

SHARES AUTHORIZED FOR ISSUANCE INCREASED

     The number of shares authorized for issuance is increased by 700,000. As a result, approval of the Amendments would increase from 7,554 to 707,554 the number of shares available for issuance in connection with future awards.

DISCOUNTED STOCK OPTIONS ELIMINATED

     The authority to grant "discounted stock options" is deleted--i.e., the minimum exercise price of a stock option is increased from 50% to 100% of the fair market value of the Common Stock on the grant date.

SUBSTITUTE AWARDS/STOCK OPTION REPRICING ELIMINATED FOR CERTAIN EXECUTIVES

     The ability of the administration committee (the "Committee") to cancel, with the consent of a grantee, an outstanding award and substitute a new award, including a stock option at a lower price, has been eliminated in the case of executive officers subject to Section 16 of the Exchange Act ("Section 16 Grantees"), but retained as to all other participants.

LIMITED STOCK APPRECIATION RIGHTS ELIMINATED

     The authorization to issue limited stock appreciation rights ("LSARs") is eliminated. The Equity Incentive Plan currently provides that LSARs shall be granted in tandem with all stock options, unless otherwise provided in the applicable grant. None of the stock options currently outstanding was granted with tandem LSARs. LSARs, if granted, generally permit the holder of the tandem stock option to exercise the LSAR for a period of 90 days following a change of control. Upon the exercise of an LSAR, the holder may surrender the underlying stock option and receive for each share subject to the stock option cash equal to the excess of the "change of control value" of a share of Common Stock over the stock option's exercise price. The "change of control value" of a share of Common Stock is equal to the highest fair market value of a share of Common Stock during the period beginning on the 180th day before the change of control and ending on the day preceding the exercise of the LSAR or, if greater, the highest price per share of Common Stock paid in connection with the change of control.

PYRAMIDING ELIMINATED

     The ability to pay the exercise price of a stock option by the delivery of shares of Common Stock simultaneously acquired in connection with the exercise has been eliminated.

AWARD TERM SHORTENED

     The maximum term of any award is shortened from 15 years to 10 years.

DEFINITIONS AND RELATED PROVISIONS CONFORMED

     Change of Control. The definitions of "change of control" and related terms applicable in the case of any award made on or after the Effective Date are changed to be consistent with the definition contained in the Company's Income Security Plan. See "CHANGE OF CONTROL ARRANGEMENTS--Definitions" under "EXECUTIVE COMPENSATION" above.

     Effects of Change of Control. The effects of a change of control (and related definitions) applicable in the case of awards granted on or after the Effective Date to participants in the Income Security Plan are changed to conform to the provisions of the Income Security Plan. See "CHANGE OF CONTROL ARRANGEMENTS--Income Security Plan" under "EXECUTIVE COMPENSATION" above.

ELECTIVE SHARE WITHHOLDING FACILITATED

     The ability of a grantee to elect the withholding by the Company of a portion of the shares of Common Stock otherwise deliverable upon the exercise or payment of an award or upon restricted stock becoming nonforfeitable to pay applicable withholding taxes is no longer contingent upon prior approval of the Committee; but the Committee may still restrict the use of elective withholding.

AMENDMENTS REQUIRING STOCKHOLDER APPROVAL IDENTIFIED

     The Board's authority to adopt amendments without stockholder approval is specifically eliminated in the case of any amendment that would:

     - except as permitted by the "anti-dilution" provisions, increase (i) the aggregate number of shares authorized for issuance, or (ii) the maximum number of stock appreciation rights (250,000) and performance shares (250,000) that may be issued;

     - increase the limitation on the maximum number of shares that may be covered by awards to any one grantee in any calendar year (250,000);

     - decrease the minimum stock option exercise price below 100% of the fair market value of the Common Stock on the grant date; or

     - eliminate the restriction against granting substitute awards to Section 16 Grantees.

In addition, stockholder approval of an amendment is required to the extent required by applicable law or national securities exchange regulation; and any amendment that would adversely affect any rights of any grantee will not be effective as to any previously granted award without the grantee's consent.

INCENTIVE STOCK OPTIONS GRANT AUTHORITY EXTENDED

     The last date as of which incentive stock options may be granted is changed from 10 years after the original Equity Incentive Plan adoption date (September 28, 1990) to 10 years after the Effective Date.

PLAN TERMINATION DATE ELIMINATED

     The termination date of the Equity Incentive Plan is extended from 10 years after the original Equity Incentive Plan adoption date (September 28, 1990) until such date as the Board may determine.

OTHER CHANGES

     The following provisions are eliminated:

     - the requirement that membership on the Committee be subject to such limitations as the Board deems appropriate to permit transactions in Common Stock to be exempt from liability under Section 16(b) of the Exchange Act;

     - the requirement that an opinion of counsel or a "no action" letter from the SEC staff be secured in connection with the grant of "reload options" and the use of Common Stock or restricted stock in payment of any purchase price for restricted stock;

     - the requirement that any per share purchase price(1) of restricted stock granted to Section 16 Grantees be at least 50% of the fair market value of the Common Stock on the grant date;

     - restrictions on the timing of elective share withholding; and

     - the requirement for stockholder approval of amendments necessary to permit transactions in Common Stock to be exempt from liability under Exchange Act Section 16(b).

                            OTHER PRINCIPAL FEATURES

     Set forth below is a summary of other principal features not summarized above under "PROPOSED AMENDMENTS." This summary is qualified in its entirety by reference to the copy of the Amended Plan attached as Appendix B to this Proxy Statement.

ELIGIBILITY

     All employees and directors of the Company and its subsidiaries are eligible to be granted awards. The Company currently has approximately 6,600 employees and directors. The Committee determines which employees are to receive awards and the terms of those awards. The Committee's Section 16 Subcommittee approves all awards to Section 16 Grantees. No grantee may be granted awards identified with more than 250,000 shares of Common Stock in any calendar year. Approximately 300 employees (but no directors) hold outstanding awards.

---------------

1 All restricted stock awarded to date has been for no payment, except for the par value ($.01 per share) when treasury shares were not used. As a result, the requirement being eliminated has never been applicable. 28

UNDERLYING SECURITIES

     The securities underlying awards are shares of Common Stock. As of June 24, 1998, the Common Stock had a fair market value of $62.6875 per share.

TYPES OF AWARDS PERMITTED

     Options. Stock options allow participants to purchase Common Stock at an exercise price determined by the Committee. Options become exercisable in one or more installments beginning on a date specified by the Committee. The Committee may accelerate the exercisability of any option. Options may be granted as incentive stock options subject to the limitations of Section 422 of the Internal Revenue Code.

     Restricted Stock. Restricted stock is shares of Common Stock subject to such restrictions as determined by the Committee. Restricted stock may be subject to forfeiture if conditions established by the Committee are not satisfied and is nontransferable until the restrictions imposed by such conditions lapse. Before the grant, the Committee determines the purchase price, if any, of such shares and the restrictions applicable to such shares. If a grantee's shares of restricted stock are forfeited, the grantee is required to sell such shares to the Company at the lesser of the purchase price, if any, paid by the grantee or the fair market value of the shares on the date of such forfeiture. The Committee may accelerate the time at which the restrictions lapse, or remove or, with the consent of the grantee, modify the restrictions.

     Stock Appreciation Rights. Stock appreciation rights provide the grantee, upon exercise, a benefit equal to the difference between the fair market value of one share of Common Stock on the date of the exercise and (i) in the case of a stock appreciation right identified with a share of Common Stock subject to an option, the option exercise price of such option or such higher price specified in the grant or (ii) in the case of any other stock appreciation right, the fair market value of a share of Common Stock on the grant date. Stock appreciation rights may be granted alone or with options or shares of restricted stock. Stock appreciation rights become exercisable not earlier than the first anniversary of the date of grant. The Committee may accelerate the exercisability of any stock appreciation right. Benefits upon the exercise of a stock appreciation right are payable in cash unless the Committee determines that the benefits be paid wholly or partly in Common Stock.

     Performance Shares and Performance Units. Performance shares and performance units provide a benefit if performance goals determined by the Committee are achieved during the measuring period, which may not be less than one year nor more than seven years. The Committee, before the grant of a performance share or performance unit, determines the performance goals and measuring period and assigns a performance percentage (which in the case of performance units can exceed 100%) to each level of attainment of the performance goals during the measuring period. The Committee may modify performance goals at any time.

     Performance share benefits are paid to the grantee after the end of the applicable measuring period. The benefit for each performance share equals one share of Common Stock multiplied by the "performance percentage" attained during the measuring period for the performance share. Performance share benefits are payable in shares of Common Stock unless the Committee determines that cash be paid in lieu of some or all of such shares.

     Performance units become exercisable commencing on the later of the first anniversary of the date the performance unit was granted or the first day after the end of the applicable measuring period. The benefit for each performance unit exercised equals the fair market value of a share of Common Stock on the date of grant of the performance unit multiplied by the "performance percentage" attained during the measuring period for the performance unit. Performance unit benefits are payable in cash unless the Committee determines that a benefit be paid wholly or partly in shares of Common Stock. Performance units may be granted alone or identified with shares of Common Stock subject to an option or shares of restricted stock of the grantee.

ADMINISTRATION

     Plan administration is the responsibility of a committee of not less than three non-employee directors. Administration is currently the responsibility of the Board's Personnel and Compensation Committee. Subject to the plan's provisions, the Committee has broad authority to, among other things, determine the amount of grants and when they are made; to interpret and to adopt rules relating to, the plan; to determine the terms of the agreements relating to grants and, with the consent of the grantee, to modify any such agreement; and to cancel existing awards and to substitute new ones.

OTHER PROVISIONS

     Payment. Payment of the option exercise price or the purchase price of restricted stock may be made in cash or through the exchange of shares of Common Stock owned by the grantee. The Committee may allow a grantee to defer payment of the option exercise price, the purchase price of restricted stock or any taxes associated with a benefit which is a non-cash benefit at the time it is taxable, in accordance with such interest rates and such other terms and conditions as it may determine, or may cause the Company to guarantee a loan to the grantee in an amount equal to all or part of the option exercise price, the purchase price of restricted stock and related taxes.

     Reload Options. Subject to certain limitations, the Committee may provide for automatic grants of additional options for shares of Common Stock equal to the number of shares which a grantee has used to pay the exercise price of a previously granted option and to satisfy a withholding tax liability in connection with an option exercise.

     Transferability. Unexercised options, stock appreciation rights, performance shares and performance units may not be transferred except in certain circumstances by will or by the laws of descent and distribution.

     Anti-dilution. The aggregate number of shares of Common Stock available for issuance, the number of shares covered by an award, the exercise price of options, and the fair market values used to determine stock appreciation rights and performance unit benefits, shall be adjusted by the Committee to reflect any stock dividend, stock split, share combination, recapitalization, merger, consolidation, asset spin-off, reorganization or similar event of or by the Company.

     Change of Control. See "CHANGE OF CONTROL ARRANGEMENTS" under "EXECUTIVE COMPENSATION" above.

                        FEDERAL INCOME TAX CONSEQUENCES

     Upon the grant of an award, the grantee does not realize any taxable income and no deduction is available to the Company. Any cash received by a grantee in connection with the exercise of a stock appreciation right or performance unit or the payment of a performance share, and the fair market value of any shares of Common Stock received in connection with the exercise of a stock appreciation right or a performance unit or the payment of a performance share is taxable as ordinary income to the grantee. Generally, a grantee recognizes taxable income upon the exercise of an option, other than an incentive stock option, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price.

     In the case of an incentive stock option, the grantee incurs no income tax liability upon exercise, other than possible alternative minimum tax liability. The Company is not entitled to a tax deduction upon the grant or exercise of an incentive stock option, or the subsequent transfer of shares acquired upon such exercise, if the grantee holds such shares for at least two years after the grant of such incentive stock option and one year after the receipt of the shares by the grantee. If, however, the grantee transfers shares received upon the exercise of an incentive stock option during such holding period, the grantee recognizes taxable income when the transfer occurs.

     The fair market value of restricted stock in excess of the purchase price, if any, paid by the grantee is taxable as ordinary income to the grantee when the restrictions lapse. However, if the grantee is not prohibited by the Committee from electing to be taxed on such value on the date of grant and the grantee elects such tax treatment, the grantee is taxed on such amount on the date of grant.

     The Company is entitled to a deduction at the time the grantee is taxed in the amount of the grantee's taxable income, except that, in the case of the Chief Executive Officer and the other four highest paid executive officers, the Company may be entitled to such a deduction only to the extent that total compensation to such grantee does not exceed $1 million in any tax year.

     The foregoing summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

                               NEW PLAN BENEFITS

FUTURE BENEFITS

     Awards are made at the discretion of the Committee and, therefore, are not generally determinable prior to actual grants. No awards have been made contingent upon approval of the Amendments by the stockholders. Awards are expected to be considered and made by the Committee after it is determined whether the stockholders approve the Amendments.

FISCAL YEAR 1998 AWARDS

     Option grants and long-term incentive awards to the Named Executive Officers during fiscal year 1998 are set forth in the tables labeled, respectively, "OPTION GRANTS IN LAST FISCAL YEAR" and "LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR" under "EXECUTIVE COMPENSATION" above.

     Set forth in the following table is information regarding awards under the Equity Incentive Plan during fiscal year 1998 to certain other groups.

                                                                             NUMBER OF        NUMBER OF
                                                             NUMBER OF      PERFORMANCE       SHARES OF
                         GROUP                             STOCK OPTIONS      SHARES       RESTRICTED STOCK
                         -----                             -------------    -----------    ----------------
All current executive officers.........................        39,500         10,200               -0-
All current non-employee directors.....................           -0-            -0-               -0-
All employees who are not executive officers...........       100,150            -0-            24,775

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED ALLIANT TECHSYSTEMS INC. 1990 EQUITY INCENTIVE PLAN (PROPOSAL NO. 3).

                                 PROPOSAL NO. 4

                              STOCKHOLDER PROPOSAL

     Eight stockholders, claiming beneficial ownership of an aggregate of 345 shares of Common Stock, have submitted an identical proposal for consideration by the stockholders at the Annual Meeting. The names and addresses of the proponents of the following proposal and the number of shares of Common Stock owned by each are set forth on Appendix A to this Proxy Statement.

                       PROPOSAL AND SUPPORTING STATEMENT

     WHEREAS in fiscal year 1996 Alliant Techsystems ranked number 28 among the top 100 Department of Defense contractors with contract awards over $491,600,000 and number 43 in DOD foreign military sales totaling $16,403,000.

     WHEREAS the proponents believe that Alliant Techsystems should establish criteria to guide management in bidding for and implementing military contracts.

     WHEREAS we believe that economic decision making has both ethical and financial components, and that our company's ethical responsibilities include analyzing the effects of its decisions with respect to employees, communities, nations, and the world's people.

     WHEREAS we believe decisions to develop and to produce weapons can have grave consequences to the lives and/or freedoms of people worldwide if the company has not considered its ethical responsibilities.

     RESOLVED the shareholders request the Board of Directors to establish a committee to research and to develop criteria for bidding, acceptance and implementation of military contracts and to report the results of its study to shareholders prior to the 1999 annual meeting. Proprietary information may be omitted and cost limited to a reasonable amount.

                              Supporting Statement

     We believe that the production, sale or use of certain weapons is immoral. As early as 1907, the Hague Convention (Treaty) Regulations provided that "The right of belligerents to adopt means of injuring the enemy is not unlimited" (Article 22) and that it is "especially forbidden", among other things, "to employ arms, projectiles or material calculated to cause unnecessary suffering" (Article 23). Consequently, the civilized world has, by treaty, banned poison gas and, more recently, biological and chemical weapons. The Ottawa Treaty, December 1997, banned antipersonnel landmines. We believe that these various weapons, as well as nuclear weapons, are unacceptable because they can cause widespread, indiscriminate death or death to non-combatants. We therefore believe that arms manufacturers should establish their own criteria to screen the contracts which they will accept. This proposal does not dictate what those criteria should be, but merely asks Alliant to establish some criteria.

     We believe all human beings are called to seek justice and peace. An ethic of care for the earth must include respect for humanity and for creation. We believe corporate social responsibility in a successful free enterprise society demands ethical reflection and action upon activities that are socially and economically useful as well as financially profitable. Therefore, we recommend Board study include these topics:

     - A review of Alliant's basic canons of ethical business practice and long-term environmental impact

     - Lobbying and marketing activities, both in the U.S. and abroad, including costs

     - Arms sales to governments that repress their citizens and the connection between arms sales and geographical or political instability

     - Transfers of technology, including offset agreements, licensing, and co-production agreements with foreign governments

     - Sales of weapons and dual use parts, technology, and components to foreign governments, other companies and individuals

     - Contracts for anti-personnel landmines and components, including self-destruct landmines.

     The criteria proposed by the committee should include guidance for company management and employees regarding these subjects.

           BOARD STATEMENT IN OPPOSITION TO THE STOCKHOLDER PROPOSAL

     The Company's business includes the development and production of products under contracts with the U.S. Department of Defense ("DoD"). These products are deemed appropriate and necessary for the defense and national security of the United States by the DoD and the U.S. Congress that authorizes the funds for the acquisition of these products. Products sold to allies of the United States are approved by the U.S. government by virtue of the fact that their sale is pursuant to export licenses granted by the U.S. government. The Company supports these stringent controls on defense contractor international sales and complies strictly with all applicable laws and regulations.

     The Company maintains an environmental management program and an ethics program that includes standards for business ethics and conduct. The Company strives to ensure that all of the Company's operations adhere to the highest standards of responsible behavior required by the policies imposed by these programs. The Board, directly or through one of its committees, receives reports on the Company's compliance with these policies. The Board also reviews the Company's strategic plan and receives updates on the performance of its businesses against the plan. These reviews provide the Board with a detailed understanding of the business direction and pursuits of the Company. Through this oversight process the Board is also in a position to monitor the product development, marketing and sales activities of the Company and impose any criteria for, or limitations on, the Company's activities that the Board deems necessary or appropriate. The Board believes that this process is consistent with the Board's oversight and monitoring responsibilities and is preferable to the involvement of the Board in the establishment of bidding criteria that are best left, in the first instance, to the Company's management.

     The Board also believes that the Company's responsibility is to help the DoD achieve its national security strategy. While reasonable people may disagree as to the appropriateness of some of the products deemed necessary by the DoD to defend and provide for the national security of the United States, the Board believes that the Company's proxy statement and the Annual Meeting are not proper forums for this debate. Views on this issue are better addressed to the U.S. government and elected representatives who are ultimately responsible for determining national defense and security policy and authorizing the funding for product acquisition.

     The Board believes that the efforts of the proposed Board committee with the detailed charter set forth in the above proposal and supporting statement would duplicate the conscientious efforts of the nation's political and military leaders who are charged with the responsibility for determining the products deemed necessary for the defense and national security of the United States. In the Board's opinion, these leaders should, during the discharge of their responsibilities, be accountable for considering the types of ethical and moral issues of concern to the proponents of the above resolution.

     THE BOARD RECOMMENDS A VOTE AGAINST THE ABOVE STOCKHOLDER PROPOSAL (PROPOSAL NO. 4).

                             ADDITIONAL INFORMATION

                          FUTURE STOCKHOLDER PROPOSALS

     The Company's 1999 annual meeting of stockholders is presently expected to be held on August 3, 1999.

STOCKHOLDER PROPOSALS INTENDED TO BE INCLUDED IN THE COMPANY'S PROXY STATEMENT; VOTING ON SUCH PROPOSALS

     Any stockholder proposal intended to be included in the Company's proxy statement for the 1999 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Company no later than March 4, 1999. Any stockholder proposal included in the Company's proxy statement will also be included on the Company's form of proxy so that stockholders can indicate the manner in which they wish to vote their shares on the proposal.

DISCRETIONARY VOTING ON OTHER STOCKHOLDER PROPOSALS

     Stockholder proposals not included in the Company's proxy statement for the 1999 annual meeting will be eligible for presentation at the 1999 annual meeting only if they comply with the requirements of the Company's By-Laws described in the next paragraph. Under those requirements, such stockholder proposals will be ineligible for presentation at the 1999 annual meeting if they are received by the Company after June 14, 1999. The persons named in the Board's proxy for the 1999 annual meeting will be entitled to exercise the discretionary voting authority conferred by such proxy on an eligible proposal received on or prior to June 14, 1999, under the circumstances specified in Rule 14a-4(c) under the Exchange Act.

     Stockholder proposals not included in the Company's proxy statement for an annual meeting will be ineligible for presentation at the annual meeting unless the stockholder gives timely notice of intent to present the proposal as required by the Company's By-Laws. In order to be timely, the stockholder's notice must be in writing and received by the Company (attention: Corporate Secretary) at its principal executive office at least 50 days, but not more than 75 days, prior to the annual meeting. However, if less than 65 days' notice or prior publication of the date of the annual meeting is given or made to stockholders, notice of the stockholder proposal must be so received by the close of business on the 15th day following the date on which the date of the annual meeting was mailed or publicly disclosed. The stockholder's notice must include the following information regarding each matter that the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the stockholder proposing the business; (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in the business to be presented.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission and the New York Stock Exchange, and to provide to the Company copies of, initial reports of Common Stock (and related derivative security) ownership on Form 3 and periodic reports of changes of Common Stock (and related derivative security) ownership on Forms 4 and 5. Based solely upon a review of the copies of such reports furnished to the Company, or written representations that certain reports were not required, the Company believes that all such reports required to be filed during fiscal year 1998 were filed in compliance with Section 16(a).

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL YEAR 1998 WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST TO: INVESTOR RELATIONS, MN11-2015, ALLIANT TECHSYSTEMS INC., 600 SECOND STREET N.E., HOPKINS, MN 55343-8384.

                                          By Order of the Board of Directors,

                                          CHARLES H. GAUCK

                                          Charles H. Gauck, Secretary
July 2, 1998

                                   APPENDIX A

                      PROPONENTS OF STOCKHOLDER RESOLUTION

               NAME AND ADDRESS OF PROPONENT                    SHARES
               -----------------------------                    ------
Academy of Our Lady of Lourdes..............................      25
(a/k/a/ Sisters of St. Francis)
Box 4900
Assisi Heights
Rochester, MN 55903
Catholic Foreign Mission Society of America, Inc............      30
(a/k/a/ Maryknoll Fathers and Brothers)
P.O. Box 306
Maryknoll, NY 10545-0306
Franciscan Sisters of Little Falls, Minnesota...............      28
116 Eighth Avenue Southeast
Little Falls, MN 56345-3597
Franciscan Sisters of Perpetual Adoration...................      20
St. Rose Convent
912 Market St.
La Crosse, WI 54601-8800
School Sisters of Notre Dame, Baltimore Province............     100
6401 North Charles Street
Baltimore, MD 21212-1099
School Sisters of Notre Dame Cooperative Investment Fund....      52
336 East Ripa Ave.
St. Louis, MO 63125
School Sisters of Notre Dame, Milwaukee Province............      50
13105 Watertown Plank Road
Elm Grove, WI 53122-2291
School Sisters of Notre Dame, St. Louis.....................      40
320 East Ripa Avenue
St. Louis, MO 63125-2897
AGGREGATE OWNERSHIP.........................................     345

                                   APPENDIX B

                              AMENDED AND RESTATED

                            ALLIANT TECHSYSTEMS INC.

                           1990 EQUITY INCENTIVE PLAN

                  AMENDMENT AND RESTATEMENT AS OF MAY 11, 1998

THE PLAN

     The Company hereby establishes the Alliant Techsystems Inc. 1990 Equity Incentive Plan (as set forth herein and from time to time amended, the "Plan"). This amendment and restatement of the Plan, as of May 11, 1998, shall be effective on the date (the "Restatement Effective Date") the amendments to the Plan contained herein are approved by the affirmative vote of a majority of the shares of Stock represented and entitled to vote at a meeting of the stockholders of the Company within twelve months of May 11, 1998.

1. PURPOSE

     The primary purpose of the Plan is to provide a means by which key employees of the Company and its Subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries. The Plan also is intended to attract and employ key employees and directors of the Company and to provide such employees and directors with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

2. DEFINITIONS

     As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions and the terms defined in Exhibit A hereto shall have the respective meanings provided by such definitions (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

3. SCOPE OF THE PLAN

     (a) An aggregate of 2,700,000 shares of Stock is hereby made available and is reserved for delivery on account of the exercise of Awards and payment of benefits in connection with Awards. In addition, an aggregate of up to 1,000,000 shares of Stock is hereby made available and is reserved for delivery upon exercise of options granted pursuant to Article 16(b) to replace unexercised Honeywell Options. Subject to the foregoing limits, shares of Stock held as treasury shares by the Company may be used for or in connection with Awards.

     (b) Subject to (i) Article 3(a) as to the maximum number of shares of Stock available for delivery in connection with Awards and (ii) Article 3(c), up to 250,000 stock appreciation rights and 250,000 performance shares may be issued under the Plan.

     (c) If and to the extent an Award shall expire or terminate for any reason without having been exercised in full (including, without limitation, a cancellation and regrant of an Award pursuant to Article 4(c) (vi)), or shall be forfeited, the shares of Stock, stock appreciation rights and performance shares associated with such Award shall become available for other Awards.

4. ADMINISTRATION

     (a) Subject to Article 4(b), the Plan shall be administered by the Committee, which shall consist of not less than three persons who are directors of the Company and not employees of the Company or any of its Subsidiaries.

     (b) The Board may, in its discretion, delegate to another committee of the Board any or all of the authority and responsibility of the Committee with respect to Awards to Grantees who are not Section 16 Grantees at the time any such delegated authority or responsibility is exercised. Such other committee may consist of one or more directors who may, but need not be, officers or employees of the Company or of any of its Subsidiaries. To the extent that the Board has delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to such other committee.

     (c) The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

          (i) to grant Awards,

          (ii) to determine (A) when Awards may be granted, (B) whether or not specific stock appreciation rights shall be identified with a specific option or specific shares of restricted stock and, if so, whether they shall be exercisable cumulatively or in tandem with such options or restricted stock, and (C) whether or not specific performance units shall be identified with a specific option or specific shares of restricted stock and, if so, whether they shall be exercisable cumulatively or in tandem with such options or restricted stock,

          (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan,

          (iv) to prescribe, amend, and rescind rules relating to the Plan, including, without limitation, rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Employment of a Grantee,

          (v) to determine the terms and provisions of the written agreements by which all Awards shall be granted ("Award Agreements") and, with the consent of the Grantee, to modify any such Award Agreement,

          (vi) subject to Article 16(a), to cancel, with the consent of the Grantee, outstanding Awards, and to grant new Awards in substitution therefor,

          (vii) to accelerate the exercisability of, and to accelerate or waive any or all of the restrictions and conditions applicable to, any Award,

          (viii) to make such adjustments or modifications to Awards to Grantees working outside the United States as are necessary and advisable to fulfill the purposes of the Plan, and

          (ix) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including, without limitation, requiring simultaneous exercise of related identified options, stock appreciation rights, performance units, and limiting the percentage of options, stock appreciation rights, and performance units which may from time to time be exercised by a Grantee.

     The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

5. ELIGIBILITY

     Awards may be granted to any employee or director of the Company or any of its Subsidiaries. In selecting the individuals to whom Awards may be granted, as well as in determining the number of shares of Stock subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

6. CONDITIONS TO GRANTS

     (a) General Conditions.

          (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

          (ii) The term of each Award (subject to Articles 6(c) and 6(d) with respect to incentive stock options and Reload Options, respectively) shall be a period of not more than 10 years from the Grant Date, and shall be subject to earlier termination as herein provided.

          (iii) A Grantee may, if otherwise eligible, be granted additional Awards in any combination; provided that no Grantee may be granted Awards identified with more than 250,000 shares of Stock in any calendar year.

          (iv) The Committee may grant Awards with terms and conditions which differ among the Grantees thereof. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

     (b) Grant of Options and Option Price. No later than the Grant Date of any option, the Committee shall determine the Option Price; provided that the Option Price (i) shall not be less than 100% of the Fair Market Value of the Stock on the Grant Date and (ii) unless such option relates to treasury shares, shall not be less than the par value of the Stock.

     (c) Grant of Incentive Stock Options. At the time of the grant of any option, the Committee may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Internal Revenue Code. Any option designated as an incentive stock option:

          (i) shall have an Option Price of (A) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (B) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

          (ii) shall be for a period of not more than 10 years (five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

          (iii) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or subsidiary thereof ("Other Plans")), determined in accordance with the provisions of
     Section 422 of the Internal Revenue Code, which exceeds $100,000 (the "$100,000 Limit");

          (iv) shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to all incentive stock options previously granted under the Plan and any Other Plans ("Prior Grants") and any incentive stock options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as follows:

             (A) the portion of the Current Grant exercisable for the first time by the Grantee during any calendar year which would be, when added to any portions of any Prior Grants exercisable for the first time by the Grantee during such calendar year with respect to stock which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

             (B) if, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the provisions of the immediately preceding sentence during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

          (v) shall be granted within 10 years from the Restatement Effective Date; and

          (vi) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the incentive stock option under the circumstances described in

     Section 421(b) of the Internal Revenue Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

Notwithstanding the foregoing and Article 4(c)(v), the Committee may take any action with respect to any option, including but not limited to an incentive stock option, without the consent of the Grantee, in order to prevent such option from being treated as an incentive stock option.

     (d) Grant of Reload Options. The Committee may from time to time, in its discretion, adopt a policy, which policy shall not remain in effect for longer than 12 months at a time, but which may be adopted for successive 12-month periods, under which each Grantee who exercises while the policy is in effect an option for shares of Stock which have a Fair Market Value equal to not less than 100% of the Option Price for such options (or such greater percentage set forth in the policy) ("Exercised Options") and paid the Option Price with shares of Stock shall be granted, subject to Article 3, additional options ("Reload Options") in an amount equal to the sum ("Reload Number") of the number of shares of Stock tendered to exercise the Exercised Options plus, if so provided by the Committee, the number of shares of Stock, if any, retained by the Company in connection with the exercise of the Exercised Options to satisfy any federal, state or local tax withholding requirements.

     Reload Options shall be subject to the following terms and conditions:

          (i) the Grant Date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates;

          (ii) the Reload Option may be exercised at any time during the unexpired term of the Exercised Option (subject to earlier termination thereof as provided in the Plan and in the applicable Award Agreement); and

          (iii) the terms of the Reload Option shall be the same as the terms of the Exercised Option to which it relates, except that (A) the Option Price shall be the Fair Market Value of the Stock on the Grant Date of the Reload Option and (B) no Reload Option may be exercised within one year from the Grant Date thereof.

     (e) Grant of Shares of Restricted Stock.

          (i) Before the grant of any shares of restricted stock, the Committee shall determine, in its discretion:

             (A) whether the certificates for such shares shall be delivered to the Grantee or held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited,

             (B) the per share purchase price of such shares (which, subject to clauses (1) and (2) of this sentence, may be zero), and

             (C) the restrictions applicable to such grant;

        provided, however, that the per share purchase price of all such shares (other than treasury shares) shall be greater than or equal to the par value of such shares.

          (ii) Payment of the purchase price (if greater than zero) for shares of restricted stock shall be made in full by the Grantee before the delivery of such shares and, in any event, no later than 10 days after the Grant Date for such shares. Such payment may, at the election of the Grantee, be made in any one or any combination of the following:

             (A) cash,

             (B) Stock valued at its Fair Market Value on the business day next preceding the date of payment, or

             (C) with the approval of the Committee, shares of restricted stock, each valued at the Fair Market Value of a share of Stock on the business day next preceding the date of payment;

        provided that:

             (1) in the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Article 11; and

             (2) if the purchase price for restricted stock ("New Restricted Stock") is paid with shares of restricted stock ("Old Restricted Stock"), the restrictions applicable to the New Restricted Stock shall be the same as if the Grantee had paid for the New Restricted Stock in cash unless, in the judgment of the Committee, the Old Restricted Stock was subject to a greater risk of forfeiture, in which case a number of shares of New Restricted Stock equal to the number of shares of Old Restricted Stock tendered in payment for New Restricted Stock shall be subject to the same restrictions as the Old Restricted Stock, determined immediately before such payment.

          (iii) The Committee may, but need not, provide that all or any portion of a Grantee's Award of restricted stock shall be forfeited:

             (A) upon the Grantee's Termination of Employment within a specified time period after the Grant Date, or

             (B) if the Company or the Grantee does not achieve specified performance goals within a specified time period after the Grant Date and before the Grantee's Termination of Employment.

          (iv) If a share of restricted stock is forfeited, then:

             (A) the Grantee shall be deemed to have resold such share of restricted stock to the Company at the lesser of (1) the purchase price paid by the Grantee (such purchase price shall be deemed to be zero dollars ($0) if no purchase price was paid) or (2) the Fair Market Value of a share of Stock on the date of such forfeiture;

             (B) the Company shall pay to the Grantee the amount determined under clause (A) of this sentence as soon as is administratively practical; and

             (C) such share of restricted stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the Company's tender of the payment specified in clause (B) of this sentence.

          (v) Any share of restricted stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth in the Plan. If any shares of restricted stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend.

     (f) Grant of Stock Appreciation Rights. When granted, stock appreciation rights may, but need not, be identified with shares of Stock subject to a specific option or specific shares of restricted stock of the Grantee (including any option or shares of restricted stock granted on or before the Grant Date of the stock appreciation rights) in a number equal to or different from the number of stock appreciation rights so granted. If stock appreciation rights are identified with shares of Stock subject to an option or with shares of restricted stock, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated stock appreciation rights shall terminate upon (i) the expiration, termination, forfeiture, or cancellation of such option or shares of restricted stock, (ii) the purchase of shares of Stock subject to such option, or (iii) the nonforfeitability of such shares of restricted stock, as the case may be.

     (g) Grant of Performance Units and Performance Shares.

          (i) Before the grant of any performance unit or performance share, the Committee shall:

             (A) determine performance goals applicable to such grant,

             (B) designate a period, of not less than one year nor more than seven years, for the measurement of the extent to which performance goals are attained (the "Measuring Period"), and

             (C) assign a "Performance Percentage" to each level of attainment of performance goals during the Measuring Period, with the percentage applicable to minimum attainment being zero percent (0%) and the percentage applicable to maximum attainment to be determined by the Committee from time to time (but not to exceed 100% in the case of performance shares).

          (ii) In establishing performance goals, the Committee may consider such performance factor or factors as it deems appropriate, including, without limitation, net income, growth in net income, earnings per share, growth of earnings per share, return on equity, or return on capital. The Committee may, at any time, in its discretion, modify performance goals in order to facilitate their attainment for any reason, including, but not limited to, recognition of unusual or nonrecurring events affecting the Company or a Subsidiary or changes in applicable laws, regulations or accounting principles. If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a performance period, the Committee may adjust or eliminate the performance goals as it deems appropriate.

          (iii) When granted, performance units may, but need not, be identified with shares of Stock subject to a specific option or specific shares of restricted stock of the Grantee in a number equal to or different from the number of the performance units so granted. If performance units are identified with shares of Stock subject to an option or shares of restricted stock, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated performance units shall terminate upon
     (i) the expiration, termination, forfeiture, or cancellation of such option or shares of restricted stock, (ii) the purchase of shares of Stock subject to such option, or (iii) the nonforfeitability of such shares of restricted stock, as the case may be.

7. GRANTEE'S AGREEMENT TO SERVE

     Each Grantee who is granted an Award shall, by executing such Grantee's Award Agreement, agree that such Grantee will remain in the employ of the Company or any of its Subsidiaries for at least one year after the Grant Date. No obligation of the Company or any of its Subsidiaries as to the length of any Grantee's employment shall be implied by the terms of the Plan, any grant of an Award hereunder or any Award Agreement. The Company and its Subsidiaries reserve the same rights to terminate employment of any Grantee as existed before the Effective Date.

8. NON-TRANSFERABILITY

     Each Award (other than restricted stock) granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee. Each share of restricted stock shall be non-transferable until such share becomes nonforfeitable.

9. EXERCISE

     (a) Exercise of Options. Subject to Articles 4(c)(vii), 10 and 15 and such terms and conditions as the Committee may impose, each option shall be exercisable in one or more installments commencing not earlier than the Grant Date of such option. Each option shall be exercised by delivery to the Company of written notice of intent to purchase a specific number of shares of Stock subject to the option. The Option Price of any shares of Stock as to which an option shall be exercised shall be paid in full at the time of the exercise. Payment may, at the election of the Grantee, be made in any one or any combination of the following:

          (i) cash,

          (ii) Stock valued at its Fair Market Value on the business day next preceding the date of exercise, or

          (iii) with the approval of the Committee, shares of restricted stock, each valued at the Fair Market Value of a share of Stock on the business day next preceding the date of exercise.

     In the discretion of the Committee and to the extent permitted by law, payment may also be made in accordance with Article 11.

     If restricted stock ("Tendered Restricted Stock") is used to pay the Option Price for Stock, then a number of shares of Stock acquired on exercise of the option equal to the number of shares of Tendered Restricted Stock shall be subject to the same restrictions as the Tendered Restricted Stock, determined as of the date of exercise of the option. If the Option Price for restricted stock is paid with Tendered Restricted Stock, and if the Committee determines that the restricted stock acquired on exercise of the option is subject to restrictions that cause it to have a greater risk of forfeiture than the Tendered Restricted Stock, then notwithstanding the preceding sentence, all the restricted stock acquired on exercise of the option shall be subject to such restrictions.

     (b) Exercise of Stock Appreciation Rights. Subject to Articles 4(c) (vii), 10 and 15 and such terms and conditions as the Committee may impose, each stock appreciation right shall be exercisable not earlier than the first anniversary of the Grant Date of such stock appreciation right, to the extent the option with which it is identified, if any, may be exercised and to the extent the restricted stock with which it is identified, if any, is nonforfeitable, unless otherwise provided by the Committee. Stock appreciation rights shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of stock appreciation rights. Unless otherwise provided in the applicable Award Agreement, the exercise of stock appreciation rights which are identified with shares subject to an option or shares of restricted stock shall result in the cancellation or forfeiture of such option or shares of restricted stock, as the case may be, to the extent of such exercise.

     The benefit for each stock appreciation right exercised shall be equal to the difference between:

          (i) the Fair Market Value of a share of Stock on the date of such exercise

          and

          (ii) an amount equal to:

             (A) in the case of a stock appreciation right identified with a share of Stock subject to an option, the Option Price of such option, unless the Committee in the grant of the stock appreciation right specified a higher amount, or

             (B) in the case of any other stock appreciation right, the Fair Market Value of a share of Stock on the Grant Date of such stock appreciation right;

     provided that the Committee, in its discretion, may provide that the benefit for any stock appreciation right shall not exceed a stated percentage (which may exceed 100%) of the Fair Market Value of a share of Stock on such Grant Date. The benefit upon the exercise of a stock appreciation right shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock.

     (c) Exercise of Performance Units. Subject to Articles 10 and 15 and such terms and conditions as the Committee may impose, if, with respect to any performance unit, the minimum performance goals have been achieved during the applicable Measuring Period, then such performance unit shall be exercisable commencing on the later of (i) the first anniversary of the Grant Date or (ii) the first day after the end of the applicable Measuring Period. Performance units shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of performance units; provided, however, that performance units not identified with an option or shares of restricted stock shall be deemed exercised on the date on which they first become exercisable. Unless otherwise provided for in the applicable Award Agreement, the exercise of performance units which are identified with an option or shares of restricted stock shall result in the cancellation or forfeiture of such option or shares of restricted stock, as the case may be, to the extent of such exercise.

     The benefit for each performance unit exercised shall be an amount equal to the product of:

          (i) the Fair Market Value of a share of Stock on the Grant Date of the performance unit multiplied by

          (ii) the Performance Percentage attained during the Measuring Period for such performance unit.

          The benefit upon the exercise of a performance unit shall be payable as soon as is administratively practicable after the later of (i) the date the Grantee exercises or is deemed to exercise such performance unit, or
     (ii) the date (or dates in the event of installment payments) as provided in the applicable Award Agreement. Such benefit shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock. The number of shares of Stock payable in lieu of cash shall be determined by valuing the Stock at its Fair Market Value on the business day next preceding the date such benefit is to be paid.

     (d) Payment of Performance Shares. Subject to Articles 10 and 15 and such terms and conditions as the Committee may impose, if the minimum performance goals specified by the Committee with respect to an Award of performance shares have been achieved during the applicable Measuring Period, then the Company shall pay to the Grantee of such Award shares of Stock equal in number to the product of the number of performance shares specified in the applicable Award Agreement multiplied by the Performance Percentage achieved during such Measuring Period, except to the extent that the Committee in its discretion determines that cash be paid in lieu of some or all of such shares of Stock. The amount of cash payable in lieu of a share of Stock shall be determined by valuing such share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this Article 9(d) shall be made as soon as administratively practical after the end of the applicable Measuring Period. Any performance shares with respect to which the performance goals have not been achieved by the end of the applicable Measuring Period shall expire.

10. EFFECTS OF A CHANGE OF CONTROL

     (I) The following provisions of this Article 10 shall apply to Awards not covered by Article 10(II) below.

     (a) Notwithstanding any other provisions of the Plan, after a Change of
Control:

          (i) all options, stock appreciation rights, and performance units granted under the Plan shall immediately be fully exercisable;

          (ii) all shares of restricted stock shall immediately be nonforfeitable and freely transferable; and

          (iii) the Company shall, within three business days after the date of the Change of Control, pay a benefit with respect to all performance shares computed pursuant to Article 10(I)(c).

     (b) In the event of a Change of Control, the benefit, if any, payable with respect to any performance unit for which the Measuring Period has not ended shall be equal to the product of:

          (i) the Fair Market Value of a share of Stock on the Grant Date of the performance unit multiplied successively by each of the following:

          (ii) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Measuring Period until the date of the Change of Control and the denominator of which is the number of months (including as a whole month any partial month) in the Measuring Period (the "Time Proration Factor"); and

          (iii) the Performance Percentage specified in the applicable Award Agreement for the achievement of "on plan" performance as of the end of the Measuring Period (the "On-Plan Performance Factor").

     (c) In the event of a Change of Control, the number of shares of Stock to be delivered, if any, with respect to any performance shares shall be equal to the number of performance shares granted multiplied successively by each of the following:

          (i) the Time Proration Factor; and

          (ii) the On-Plan Performance Factor.

     (d) After a Change of Control, Article 7 shall not be construed to prevent the exercise of, or the payment of benefits pursuant to, a Grantee's Award or the nonforfeitability of a Grantee's shares of restricted stock, whether or not such Grantee remains employed for one year after the applicable Grant Date.

     (II) The following provisions of this Article 10 shall apply to Awards granted on or after the Restatement Effective Date to any Grantee who is or becomes a Participant in the Alliant Techsystems Inc. Income Security Plan (the "Income Security Plan") and shall be applicable so long as such Grantee is a Participant in the Income Security Plan. In the event a Grantee ceases to be a Participant in the Income Security Plan, the provisions of Article 10(I) shall apply to Awards held by such Grantee. In the event the Income Security Plan is terminated or amended so as to adversely affect the rights of Participants thereunder, the provisions of Article 10(I) shall apply to all Awards held by all Grantees.

     In the event of a Qualifying Termination of a Participant in the Income Security Plan, (a) any unvested Award shall thereupon vest and (i) in the case of options, shall be exercisable for the lesser of the normal expiration date or three (3) years after the Date of Termination, and (ii) in the case of performance shares shall vest as of the Date of Termination on a pro rata basis according to the expired portion of the total measuring period over which the performance for such award is to be measured, and based upon deemed attainment of the target performance, or if greater, based upon the actual performance achieved, and (b) if the Stock ceases to be listed for trading on the New York Stock Exchange, American Stock Exchange or the National Market List of the National Association of Securities Dealers, Inc., Automated Quotation System (a "Trading System") and any such Award is not replaced with an award for securities which are traded on a Trading System (which replacement award shall have the same or greater current value, as determined in good faith by the Board, or the Board of Directors of the Company's successor), then the Participant shall be entitled to receive the value of any such Award (including any pro rata portion of performance shares, as described above) in cash (within ten (10) days of the date on which the Stock ceases to be traded on a Trading System) in an amount calculated based upon the highest price paid for the purchase of shares of Stock by a Person as of any date within six (6) months before or subsequent to a Change of Control (as defined in paragraph (g) (ii) of Exhibit A.

11. LOAN AND GUARANTEES

     The Committee may, in its discretion:

     (a) allow a Grantee to defer payment to the Company of all or any portion of (i) the Option Price of an option, (ii) the purchase price of a share of restricted stock, or (iii) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

     (b) cause the Company to guarantee a loan from a third party to the Grantee, in an amount equal to all or any portion of such Option Price, purchase price, or any related taxes.

     Any such payment deferral or guarantee by the Company pursuant to this
Article 11 shall be, on a secured or unsecured basis, for such periods, at such interest rates, and on such other terms and conditions as the Committee may determine. Notwithstanding the foregoing, a Grantee shall not be entitled to defer the payment of such Option Price, purchase price, or any related taxes unless the Grantee (i) enters into a binding obligation to pay the portion of the Option Price, purchase price, or any related taxes which is deferred and
(ii) pays upon exercise of an option or grant of shares of restricted stock, as the case may be, an amount equal to or greater than the aggregate par value of all shares of Stock (other than treasury shares) to be then delivered. If the Committee has permitted a payment deferral or caused the Company to guarantee a loan pursuant to this Article 11, then the Committee may, in its discretion, require the immediate payment of such deferred amount or the immediate release of such guarantee upon the Grantee's Termination of Employment or if the Grantee sells or otherwise transfers the Grantee's shares of Stock purchased pursuant to such deferral or guarantee.

12. NOTIFICATION UNDER SECTION 83(B)

     If the Committee has not, on the Grant Date or any later date, prohibited such Grantee from making the following election, and a Grantee shall, in connection with the exercise of any option, or the grant of any share of restricted stock, make the election permitted under Section 83(b) of the Internal Revenue Code (i.e., an election to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Internal Revenue Code), such Grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Internal Revenue Code.

13. MANDATORY WITHHOLDING TAXES

     (a) Whenever under the Plan, cash or shares of Stock are to be delivered upon exercise or payment of an Award or upon a share of restricted stock becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require as a condition of delivery
(i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan or (iii) any combination of the foregoing.

     (b) If any disqualifying disposition described in Article 6(c) (vi) is made with respect to shares of Stock acquired under an incentive stock option granted pursuant to the Plan or any election described in Article 12 is made, then the person making such disqualifying disposition or election shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

14. ELECTIVE SHARE WITHHOLDING

     (a) Unless otherwise provided by the Committee on or after the Grant Date, and pursuant to Article 14(b), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise or payment of an Award or upon a share of restricted stock's becoming nonforfeitable (each a "Taxable Event") having a Fair Market Value equal to:

          (i) the amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event; or

          (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

     (b) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

          (i) any Grantee's election shall be subject to the Committee's right to revoke its approval of Share Withholding by such Grantee at any time before the Grantee's election; and

          (ii) the Grantee's election shall be irrevocable.

     (c) The elective share withholding provisions of this Article 14 shall be available with respect to any Award, including Awards granted prior to the Restatement Effective Date.

15. TERMINATION OF EMPLOYMENT

     (a) Restricted Stock and Performance Shares. Except as otherwise provided by the Committee on or after the Grant Date, a Grantee's shares of restricted stock that are forfeitable shall be forfeited upon the Grantee's Termination of Employment, and a Grantee's performance shares that have not become deliverable shall terminate upon the Grantee's Termination of Employment.

     (b) Other Awards. An unexercised option, stock appreciation right, or performance unit shall terminate upon the Grantee's Termination of Employment, except that the Committee may provide on or after the Grant Date that:

          (i) if the Grantee's Termination of Employment is caused by the death of the Grantee, then any unexercised option, stock appreciation rights, or performance units, to the extent exercisable on the date of the Grantee's death, may be exercised, in whole or in part, at any time within one year after the Grantee's death by the Grantee's personal representative or by the person to whom the option, stock appreciation rights, or performance units are transferred by will or the applicable laws of descent and distribution;

          (ii) if the Grantee's Termination of Employment is as a result of retirement, then any unexercised option, stock appreciation rights, or performance units, to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within 90 days after such Termination of Employment; provided that, if the Grantee dies after such Termination of Employment and before the end of such 90-day period, such option, stock appreciation rights, or performance units may be exercised by the deceased Grantee's personal representative or by the person to whom the option, stock appreciation rights, or performance units are transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Employment;

          (iii) if the Grantee's Termination of Employment is on account of the Disability of the Grantee, then any unexercised option, stock appreciation rights, or performance units, to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within one year after the date of such Termination of Employment; provided that, if the Grantee dies after such Termination of Employment and before the end of such one-year period, such option, stock appreciation rights, or performance units may be exercised by the deceased Grantee's personal representative or by the person to whom the option, stock appreciation rights, or performance units are transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Employment, or, if later, within 180 days after the Grantee's death.

     (c) Other Exceptions at the Discretion of the Committee. If the Grantee has a Termination of Employment for any reason, other than conviction of the Grantee of any felony or other crime involving dishonesty, fraud or moral turpitude, or the Grantee's habitual neglect of his duties, the Committee may provide on or after the Grant Date (including after a Grantee's Termination of Employment, but before the expiration of the term specified in the applicable Award Agreement) for one or more of the following:

          (i) that any unexercised option, stock appreciation rights, or performance units, to the extent exercisable on the date of such Termination of Employment, may be exercised, in whole or in part, at any time within a period specified by the Committee after the date of such Termination of Employment;

          (ii) that any option, stock appreciation rights, or performance units which are not exercisable on or before the date of such Termination of Employment (A) will continue to become exercisable, as if such Termination of Employment had not occurred, after such date for a period specified by the Committee and, (B) to the extent such option, stock appreciation rights, or performance units have become exercisable during such period, may be exercised, in whole or in part, at or before the end of such period;

          (iii) that any shares of restricted stock that have not become nonforfeitable on or before the date of such Termination of Employment, and any performance shares that have not become deliverable on or before the date of such Termination of Employment may become nonforfeitable or deliverable, as the case may be, as if such Termination of Employment had not occurred after such date for a period specified by the Committee; or

          (iv) that if the Grantee dies after such Termination of Employment and before the expiration of the period specified under clause (i) or (ii) of this Article 15(c), such option, stock appreciation rights, or performance units may be exercised by the deceased Grantee's personal representative or by the person to whom the option, stock appreciation rights, or performance units are transferred by will or the applicable laws of descent and distribution within the specified period after the Grantee's Termination of Employment, or, if later, within 180 days after the Grantee's death.

     (d) Maximum Extension. Notwithstanding the foregoing, no Award shall be exercisable beyond the maximum term permitted under the original Award Agreement unless the Committee explicitly extends such original term, in which case such term shall not be extended beyond the maximum term permitted by the Plan.

16. SUBSTITUTE AWARDS

     (a) In the case of an Award to a Grantee who is not a Section 16 Grantee, the Committee may cancel, with the consent of a Grantee, any such Award, and may substitute a new Award therefor. The Committee may also, in its discretion, provide that the Grant Date of the canceled Award shall be the date used to determine the earliest date or dates for exercising the new substituted Award under Article 9 hereof so that the Grantee may exercise the substituted Award at the same time as if the Grantee had held the substituted Award since the Grant Date of the canceled Award.

     (b) Options ("Replacement Options") shall automatically be granted under the Plan to each Transferred Employee (as defined in the Distribution Agreement dated as of September 24, 1990 between Honeywell and the Company (the "Distribution Agreement")) who holds unexercised options granted under the Honeywell Plans ("Honeywell Options") at the Distribution Date (as defined in the Distribution Agreement); provided that such person executes an agreement before the Distribution Date or as of such later date as the Committee shall permit, providing for the substitution of Replacement Options for Honeywell Options, and enters into such additional agreements as the Committee shall determine to be necessary or appropriate to cancel such person's right to exercise any Honeywell Options.

          (i) The Option Price for a Replacement Option shall be determined by the following formula:

              A = B X C
                  -----
                    D

     Any fraction of a cent shall be rounded down (up in the case of an incentive stock option) to the next full cent.

          (ii) The number of shares of Stock for which the Replacement Option is exercisable shall be determined in accordance with the following formula:

              Number of shares = E(D - B)
                                 --------
                                   C - A

     Any fractional share shall be rounded up (down in the case of an incentive stock option) to the next full share.

          (iii) In the foregoing formulas,

     "A" is the Option Price,

     "B" is the option exercise price for a Honeywell Option,

     "C" is the average of the fair market values of the Stock for each of the first three consecutive trading days on which the Stock is traded (regular way) on the New York Stock Exchange,

     "D" is the fair market value of a share of Honeywell stock on the Distribution Date (without giving effect to the Distribution (as defined in the Distribution Agreement)), and

     "E" is the number of shares of Honeywell stock for which the Honeywell Option was exercisable.

     Solely for purposes of this Article 16(b), the fair market value of a security as of a date shall be the average of the high and low sale prices of such security on such date (as reported on the New York Stock Exchange Composite
Tape).

          (iv) Each Replacement Option shall have the same terms and conditions (other than the Option Price and the number of shares of Stock) as, and not give the Grantee any benefits which he did not have under, the corresponding Honeywell Option.

17. SECURITIES LAW MATTERS

     (a) If the Committee deems necessary to comply with the Securities Act of 1933, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

     (b) If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities law or (ii) the listing requirements of any national securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date. The Committee's authority under this Article 17(b) shall expire on the date of any Change of Control.

18. FUNDING

     Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

19. NO EMPLOYMENT RIGHTS

     Neither the establishment of the Plan, nor the granting of any Award shall be construed to (a) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (b) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

20. RIGHTS AS A STOCKHOLDER

     A Grantee shall not, by reason of any Award (other than restricted stock) have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him. Shares of restricted stock held by a Grantee or held in escrow by the Secretary of the Company shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan. The Committee, in its discretion, at the time of grant of restricted stock, may permit or require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional restricted stock to the extent shares are available under Article 3, or otherwise reinvested. Stock dividends and deferred cash dividends issued with respect to restricted stock shall be treated as additional shares of restricted stock that are subject to the same restrictions and other terms as apply to the shares with respect to which such dividends are issued. The Committee may, in its discretion, provide for crediting to and payment of interest on deferred cash dividends.

21. NATURE OF PAYMENTS

     Any and all grants, payments of cash, or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (a) any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (b) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

22. NON-UNIFORM DETERMINATIONS

     Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Article 15, of Terminations of Employment. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

23. ADJUSTMENTS

     The Committee shall make equitable adjustment of:

     (a) the aggregate numbers of shares of Stock, performance shares, and stock appreciation rights, available under Articles 3(a) and 3(b),

     (b) the number of shares of Stock, shares of restricted stock or performance shares covered by an Award,

     (c) the Option Price, and

     (d) the Fair Market Value of Stock to be used to determine the amount of the benefit payable upon exercise of stock appreciation rights or performance units to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, asset spin-off, reorganization or similar event of or by the Company.

24. AMENDMENT OF THE PLAN

     The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except to the extent required by applicable law or national securities exchange regulations, and except that, without stockholder approval, no amendment or modification will (a) except as permitted by Article 23, increase either (i) the aggregate number of shares of Stock made available and reserved for delivery on account of the exercise of Awards and payment of benefits in connection with Awards, as set forth in Article 3(a), or (ii) the maximum number of stock appreciation rights and performance shares that may be issued under the Plan, as set forth in
Article 3(b), (b) increase the limitation set forth in Article 6 (a) (iii) on the maximum number of shares of Stock that may be covered by Awards to any one Grantee in any calendar year, (c) decrease the minimum Option Price set forth in
Article 6(b) (i), or (d) eliminate the restriction against granting substitute Awards to Section 16 Grantees, as set forth in Article 16(a). In addition, no amendment of modification will adversely affect any of the rights of any Grantee, without such Grantee's consent, under any Award previously granted under the Plan.

25. TERMINATION OF THE PLAN

     The Plan shall terminate on such date as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award then outstanding under the Plan.

26. NO ILLEGAL TRANSACTIONS

     The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

27. CONTROLLING LAW

     The law of the State of Minnesota, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

28. SEVERABILITY

     If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Article or part of an Article so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Article or part of an Article to the fullest extent possible while remaining lawful and valid.

                                   EXHIBIT A

                                  DEFINITIONS

     (a) "Annual Base Salary" means a Participant's annual, regular rate of cash compensation excluding all other elements of compensation such as, without limitation, incentive or other bonus awards, perquisites, stock options or stock awards, and retirement and Welfare Benefits.

     (b) "Award" means options, shares of restricted stock, stock appreciation rights, performance units, or performance shares granted under the Plan.

     (c) "Award Agreement" has the meaning specified in Article 4(c)(v).

     (d) "Board" means the Board of Directors of the Company.

     (e) "Cause" means:

          (i) a Participant's conviction of a felony (or guilty or nolo Contendere plea in connection therewith) or the indictment of a Participant on, or the Participant being charged with, a felony charge if either (x) such charge relates to the Company's business or any activities engaged in by the Participant while on Company premises or while engaged in activities related to the Company's business, or (y) such charge remains outstanding for thirty (30) days or more; or

          (ii) a determination by the Board that a Participant has defrauded the Company; or

          (iii) a determination by the Board that a Participant has committed a material breach of the duties and responsibilities of the Participant as an officer or employee of the Company, which breach is (i) demonstrably willful and deliberate, or committed in bad faith or without reasonable belief that the activity undertaken by the Participant is in the best interests of the Company and (ii) if subject to cure, not remedied within thirty (30) days after receipt of written notice from the Company specifying such breach.

     (f) "Change Event" means:

          (i) the acquisition after the Restatement Effective Date by any Person (other than the Company or a Subsidiary, or any Company employee benefit plan (including its trustee)) of "beneficial ownership" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company directly or indirectly representing fifteen percent (15%) or more of the total number of shares of the Company's then outstanding Voting Securities (excluding the sale or issuance of such securities directly by the Company, or where the acquisition of such securities is made by such Person from five (5) or fewer shareholders in a transaction or transactions approved in advance by the Board);

          (ii) the public announcement by any Person of an intention to acquire the Company through a tender offer, exchange offer, or other unsolicited proposal; or

          (iii) the individuals who, as of the Restatement Effective Date, are members of the Board (the Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if the nomination for election of any new director was approved by a vote of a majority of the Incumbent Board, such new director shall, for purposes of this definition, be considered a member of the Incumbent Board.

     (g)(i) "Change of Control", in the case of any Award granted prior to the Restatement Effective Date, means any of the following:

          (A) the acquisition by any person or group of beneficial ownership of 20% (35% in the case of any Award granted on or after May 25, 1994) or more of either the then outstanding Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, except that (1) no such person or group shall be deemed to own beneficially (x) any securities acquired directly from the Company pursuant to a written agreement with the Company or (y) any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary, and (2) no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% (50% in the case of any Award granted on or after May 25, 1994) of both the then outstanding common shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Stock and voting securities of the Company immediately before such acquisition in substantially the same proportion as their ownership, immediately before such acquisition, of the then outstanding Stock and the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be;

          (B) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote or written consent of at least two thirds of the directors then comprising the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the 1934 Act): or

          (C) approval by the stockholders of the Company of (1) a merger, reorganization or consolidation with respect to which the individuals and entities who were the respective beneficial owners of the Stock and voting securities of the Company immediately before such merger, reorganization or consolidation do not, after such merger, reorganization or consolidation, beneficially own, directly or indirectly, more than 60% (50% in the case of any Award granted on or after May 25, 1994) of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such merger, reorganization or consolidation, (2) a liquidation or dissolution of the Company or (3) the sale or other disposition of all or substantially all of the assets of the Company.

     For purposes of this definition, "person" means such term as used in
Section 14(d) of the 1934 Act, "beneficial owner" means such term as defined in Rule 13d-3 under the 1934 Act, and "group" means such term as defined in Rule 13d-5(b) under the 1934 Act.

     (g)(ii) "Change of Control" in the case of any Award granted on or after the Restatement Effective Date means any of the following:

          (A) the acquisition by any "person" or group of persons (a "Person"), as such terms are used in Section 13(d) and 14(d) of the 1934 Act (other than the Company or a Subsidiary or any Company employee benefit plan (including its trustee)) of "beneficial ownership" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing, directly or indirectly, more than fifty percent (50%) of the total number of shares of the Company's then outstanding Voting Securities;

          (B) consummation of a reorganization, merger or consolidation of the Company, or the sale or other disposition of all or substantially all of the Company's assets (a "Business Combination"), in each case, unless, following such Business Combination, the individuals and entities who were the beneficial owners of the total number of shares of the Company's outstanding Voting Securities immediately prior to both (1) such Business Combination, and (2) any Change Event occurring within twelve (12) months prior to such Business Combination, beneficially own, directly or indirectly, more than fifty percent (50%) of the total number of shares of the outstanding Voting Securities of the resulting corporation, or the acquiring corporation, as the case may be, immediately following such Business Combination (including, without limitation, the outstanding Voting Securities of any corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the total number of shares of the Company's outstanding Voting Securities; or

          (C) any other circumstances (whether or not following a "Change Event") which the Board determines to be a Change of Control for purposes of this Plan after giving due consideration to the nature of the circumstances then represented and the purposes of this Plan. Any such determination made by the Board shall be irrevocable except by vote of a majority of the members of the Board who voted in favor of making such determination.

          For purposes of this definition, a "Change of Control" shall not result from any transaction precipitated by the Company's insolvency, appointment of a conservator, or determination by a regulatory agency that the Company is insolvent.

     (h) "Change of Control Date" means the first date on which a Change of Control (as defined in paragraph (g)(ii) of Exhibit A) occurs.

     (i) "Committee" means the committee of the Board appointed pursuant to
Article 4.

     (j) "Company" means Alliant Techsystems Inc., a Delaware corporation.

     (k) "Date of Termination" means the date on which a Participant's employment with the Company or a Subsidiary terminates, including by reason of a Qualifying Termination.

     (l) "Disability" means, as relates to the exercise of an incentive stock option after Termination of Employment, a disability within the meaning of
Section 22(e) (3) of the Internal Revenue Code, and for all other purposes, a mental or physical condition which, in the opinion of the Committee, renders a Grantee unable or incompetent to carry out the job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration. "Disability" means, as relates to Article 10(II), with respect to a Participant, a determination by the Board that such Participant has become disabled within the meaning of the Company's long term disability plan in effect at that time.

     (m) "Effective Date" means September 28, 1990.

     (n) "Fair Market Value" of any security of the Company or any other issuer means, as of any applicable date:

          (i) if the security is listed for trading on the New York Stock Exchange, the closing price, regular way, of the security as reported on the New York Stock Exchange Composite Tape, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

          (ii) if a security is not so listed, but is listed on another national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market System ("NASDAQ/NMS"), the closing price, regular way, of the security on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the security shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

          (iii) if a security is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

          (iv) if the security is not listed for trading on a national securities exchange or is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the security as determined in good faith by the Committee.

     (o) "Grant Date" means the date of grant of an Award determined in accordance with Article 6.

     (p) "Grantee" means an individual who has been granted an Award.

     (q) "Honeywell" means Honeywell Inc., a Delaware corporation.

     (r) "Honeywell Option" has the meaning specified in Article 16(b).

     (s) "Honeywell Plans" means the 1988 Honeywell Stock and Incentive Plan, the 1984 Honeywell Key Employee Stock Option Plan and the 1979 Honeywell Key Employee Stock Option Plan.

     (t) "Income Security Plan" has the meaning specified in Article 10(II)

     (u) "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Internal Revenue Code shall include references to successor provisions.

     (v) "Measuring Period" has the meaning specified in Article 6(g)(i)(B).

     (w) "1934 Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the 1934 Act shall include references to successor provisions.

     (x) "Option Price" means the per share purchase price of (i) Stock subject to an option or (ii) restricted stock subject to an option.

     (y) "Participant" means each elected incumbent corporate officer, and each other individual or group of individuals as designated from time to time by the Committee as being entitled to the benefits provided under the Income Security Plan. Unless otherwise determined by the Committee, a Participant shall cease to be covered by the Income Security Plan automatically if such Participant ceases to be an elected corporate officer, or otherwise within a designated Participant group, provided that such change of status occurs prior to a Change of Control (as defined in paragraph (g) (ii) of Exhibit A).

     (z) "Performance Percentage" has the meaning specified in Article
6(g)(i)(C).

     (aa) "Plan" has the meaning specified in the introductory paragraph.

     (bb) "Qualifying Termination" means any of the following:

          (i) A termination of a Participant's employment by action of the Company or a Subsidiary, as applicable, within two (2) years after a Change of Control Date, for any reason other than a termination for Cause or on account of a Participant's Disability;

          (ii) A termination of employment by written election of the Participant, delivered within two (2) years after a Change of Control Date, for one or both of the following reasons specified by such Participant:

             (A) Change of Compensation. A reduction by the Company or a Subsidiary, as applicable, in such Participant's Annual Base Salary or Target Annual Incentive Award below the rates in effect immediately prior to such Change of Control (as defined in paragraph (g) (ii) of Exhibit A) or the failure by the Company and such Subsidiary to continue Participant's eligibility in any Welfare Benefits in which such Participant was participating immediately prior to such Change of Control unless such Welfare Benefits are terminated by the Company in their entirety, or the elimination of eligibility affects all employees of status comparable to the Participant, or such Participant is permitted to participate in other plans providing materially comparable Welfare Benefits to such Participant;

             (B) Change of Location. The Company or a Subsidiary, as applicable, requiring such Participant to be based anywhere other than such Participant's work location immediately prior to the Change of Control Date, as it may be changed thereafter with Participant's consent, or a location within 75 miles from such location; unless such relocation is agreed to in writing by both the Company and the Participant, or is permitted by the terms of such Participant's employment agreement with the Company;

        provided that, in the case of any such termination of employment by the Participant pursuant of paragraphs (A) or (B) above, such termination shall not be deemed a Qualifying Termination unless the Company receives written notice of such Participant's claim of a Qualifying Termination within sixty (60) days after the occurrence of the events constituting the Participant's reason for such termination and the Company or Subsidiary does not within thirty (30) days after receipt of such notice cure the stated reason therefor; or

             (iii) A termination of a Participant's employment by the Company or a Subsidiary within twelve (12) months after a Change Event if the Participant can demonstrate that such termination or reason for termination (A) was at the specific request of a third party with which the Company or the Subsidiary has entered into negotiations or an agreement with regard to a subsequent Change of Control; or (B) otherwise occurred in connection with, or in anticipation of, such Change of Control.

     In the event that upon a Change of Control (as defined in paragraph (g)(ii) of Exhibit A) the Company ceases to be a publicly traded corporation, (x) such event will not, in and of itself constitute a reason for a Qualifying Termination under paragraph (ii) above unless one of the reasons set forth in paragraphs (ii)(A) or (B) above also occurs; and (y) Participants shall be entitled to the benefits of Article 10(II)(b), if applicable, whether or not there has been a Qualifying Termination. For purposes of this Plan, a termination of a Participant's employment by Retirement shall not constitute a Qualifying Termination.

     (cc) "Reload Option" has the meaning specified in Article 6(d).

     (dd) "Restatement Effective Date" has the meaning specified in the introductory paragraph.

     (ee) "Retirement" means the voluntary retirement of a Participant pursuant to a retirement plan of the Company or any relevant Subsidiary.

     (ff) "SEC" means the Securities and Exchange Commission.

     (gg) "Section 16 Grantee" means a person subject to potential liability with respect to equity securities of the Company under Section 16(b) of the 1934 Act.

     (hh) "Stock" means common stock of the Company, par value $.01 per share.

     (ii) "Subsidiary" means a corporation as defined in Section 424(f) of the Internal Revenue Code with the Company being treated as the employer corporation for purposes of this definition.

     (jj) "Target Annual Incentive Award" means Participant's target annual cash incentive bonus award as determined at the start of the Company's fiscal year in which the Change of Control (as defined in paragraph (g)(ii) of Exhibit A) occurs.

     (kk) "10% Owner" means a person who owns stock (including stock treated as owned under Section 425(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     (ll) "Termination of Employment" occurs the first day an individual is for any reason no longer employed by the Company or any of its Subsidiaries, or with respect to an individual who is an employee of a Subsidiary, the first day the Company no longer owns voting securities possessing at least 50% of the aggregate voting power of such Subsidiary's outstanding voting securities.

     (mm) "Voting Securities" means any shares of the capital stock or other securities of the Company that are generally entitled to vote in elections for directors.

     (nn) "Welfare Benefits" means coverage and benefits to the Participant under the Company's then applicable health, disability, executive placement or life insurance programs or under a retirement plan generally applicable to employees of status comparable to a Participant.

                          (Cut off along dotted line)
--------------------------------------------------------------------------------

                            ADMISSION TICKET REQUEST

                            ALLIANT TECHSYSTEMS INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                     2:00 P.M., LOCAL TIME, AUGUST 4, 1998

If you plan to attend the 1998 Annual Meeting, which will be held at the headquarters of the Company, 600 Second Street N.E., Hopkins (suburban Minneapolis), Minnesota, you may request an admission ticket for yourself and members of your immediate family by completing and returning this form or, if you are a stockholder of record who votes by telephone, by indicating your intention to attend the meeting when prompted to do so. Admission tickets will be mailed in response to requests received by July 28, 1998. All other admission tickets may be picked up at the Annual Meeting.

Your Name (Please Print):
                         -------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                                       (Street)

--------------------------------------------------------------------------------
                                (City, State, Zip Code)

Additional admission tickets requested for the following immediate family members:

--------------------------------------------------------------------------------

YOU MAY RETURN THIS FORM WITH YOUR
PROXY IN THE ENVELOPE PROVIDED; BUT
IT IS RECOMMENDED (PARTICULARLY IF
YOUR SHARES ARE HELD BY YOUR BROKER
IN "STREET NAME") THAT YOU MAIL IT
DIRECTLY TO:  ALLIANT TECHSYSTEMS INC.
              MN11-2214
              600 SECOND STREET N.E.
              HOPKINS, MN 55343-8384.           --------------------------------
                                                   (Signature of Stockholder)

                                               [ALLIANT TECHSYSTEMS LOGO]

                                               Alliant Techsystems Inc.
                                               600 Second Street N.E.
                                               Hopkins, MN 55343-8384

Date:    July 2, 1998
Subject: VOTING INSTRUCTIONS TO THE TRUSTEE OF THE ALLIANT
         TECHSYSTEMS INC. 401(k) PLANS (the "Plans")
To:      Participants in the Plans

     As a participant in one of the above Plans, you are entitled to vote shares of Alliant Techsystems Inc. common stock ("Company Stock") allocated to your Plan account(s). In order for you to vote these shares at the 1998 annual meeting of stockholders of Alliant Techsystems Inc. (the "Company"), you must give your voting instructions to Fidelity Management Trust Company, which, as Trustee under the Plans, is (through its nominee) the record owner of the Company Stock held by the Plans.

     Enclosed for your consideration and use in this regard are the following items:

     1. The Notice of Annual Meeting of Stockholders and Proxy Statement for the Company's 1998 annual meeting.

     2. A white proxy (bearing a blue stripe) upon which you are invited to record your confidential voting instructions to the Trustee with respect to your Plan shares of Company Stock. IF YOU DO NOT VOTE YOUR PLAN SHARES (WHICH REQUIRES THAT YOUR PROXY OR TELEPHONE VOTE BE RECEIVED BY JULY 28, 1998), YOUR SHARES WILL BE VOTED BY THE TRUSTEE IN THE SAME MANNER AND PROPORTION AS IT VOTES SHARES FOR WHICH IT RECEIVES VOTING INSTRUCTIONS FROM OTHER PARTICIPANTS IN THE PLANS.

     3. A self-addressed, postage-paid envelope for your use in returning the enclosed white proxy to the Company's transfer agent, which is tabulating the voting instructions for the Trustee. You may also vote by telephone as explained on the proxy and in the Proxy Statement.

     NOTE: THE ENCLOSED PROXY CANNOT BE VOTED AT THE MEETING, BUT IS VALID ONLY TO INSTRUCT THE TRUSTEE HOW TO VOTE YOUR PLAN SHARES. The enclosed proxy is in addition to any proxy you may receive with respect to other Company Stock you may own.

                                IMPORTANT NOTICE

ADMISSION TO THE MEETING WILL BE BY TICKET ONLY. IN ORDER TO SECURE AN ADMISSION TICKET, PLEASE COMPLETE AND RETURN THE ADMISSION TICKET REQUEST FORM PRINTED ON THE INSIDE BACK COVER OF THE PROXY STATEMENT OR, IF YOU VOTE BY TELEPHONE, INDICATE YOUR INTENTION TO ATTEND THE MEETING WHEN PROMPTED TO DO SO.

PROXY                                                 [ALLIANT TECHSYSTEMS LOGO]

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby appoints Richard Schwartz and Peter A. Bukowick as proxies, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this proxy, all shares of Common Stock of Alliant Techsystems Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 p.m., local time, on Tuesday, August 4, 1998 at the headquarters of the Company at 600 Second Street N.E., Hopkins (suburban Minneapolis), Minnesota, and all adjournments thereof.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE OTHER SIDE. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND AGAINST PROPOSAL 4. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE SUCH SHARES UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

        THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF THE COMPANY.


                (Continued and to be signed on the other side,
        which also includes instructions on how to vote by telephone.)
--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\


                         [ALLIANT TECHSYSTEMS LOGO]


IMPORTANT NOTICE:             ADMISSION TO THE ANNUAL MEETING WILL BE BY
                              TICKET ONLY.  IN ORDER TO SECURE AN ADMISSION
                              TICKET, PLEASE COMPLETE AND RETURN THE ADMISSION
                              TICKET REQUEST FORM PRINTED ON THE INSIDE BACK
                              COVER OF THE PROXY STATEMENT OR, IF YOU ARE A
                              STOCKHOLDER OF RECORD WHO VOTES BY TELEPHONE,
                              INDICATE YOUR INTENTION TO ATTEND THE MEETING
                              WHEN PROMPTED TO DO SO.

CORPORATE HEADQUARTERS AND    600 Second Street N.E.
ANNUAL MEETING SITE:          Hopkins, MN 55343-8384
                              (telephone: 612-931-6000; web site:www.ATK.com)

STOCKHOLDER INQUIRIES:        Send inquiries concerning transfer of shares,
                              lost certificates or address changes to the Company's Transfer agent/registrar, ChaseMellon
                              Shareholder Services, 450 West 33rd Street, New
                              York, NY 10001-2697 (telephone toll free:
                              1-800-851-9677; web site: www.chasemellon.com)

INVESTOR RELATIONS:           Inquiries from stockholders, securities analysts
                              and others in the professional investment community should be directed to Richard N.
                              Jowett, Vice President - Investor Relations and
                              Public Affairs, Alliant Techsystems Inc., 600
                              Second Street N.E., Hopkins, MN 55343-8384
                              (telephone: 612-931-6080; e-mail:
                              richard_jowett@ATK.com)






                                                                                                                   Please mark
                                                                                                                   your votes as [X]
                                                                                                                   indicated in
                                                                                                                   this example
------------------------------------------------------------------------------------------------------------------------------------
                                 The Board of Directors Recommends a Vote FOR Proposals 1,2 and 3.
------------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1. ELECTION OF DIRECTORS      NOMINEES: (01) Peter A. Bukowick, (02)   PROPOSAL 2. RATIFICATION     PROPOSAL 3. APPROVAL OF
       FOR all        AUTHORITY        Gilbert F. Decker, (03) Thomas           OF SELECTION OF DELOITTE &   AMENDED AND RESTATED
      Nominees        WITHHELD         L. Gossage, (04) Joel M. Greenblatt,     TOUCHE LLP AS INDEPENDENT    ALLIANT TECHSYSTEMS
       except         as to all        (05) Jonathan G. Guss, (06) David E.     ACCOUNTANTS                  INC. 1990 EQUITY
      as noted        Nominees         Jeremiah, (07) Gaynor N. Kelley, (08)                                  INCENTIVE PLAN
                                       Joseph F. Mazzella, (09) Daniel L.
                                       Nir, (10) Richard Schwartz, and (11)
                                       Michael T. Smith
                                       (To withhold authority to vote for       FOR    AGAINST   ABSTAIN     FOR  AGAINST  ABSTAIN
        [ ]             [ ]            any individual nominee, write the        [ ]      [ ]       [ ]       [ ]    [ ]      [ ]
                                       nominee's name on the line below.)

                                       -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
The Board of Directors Recommends a Vote AGAINST Proposal 4.
------------------------------------------------------------   =====================================================================
PROPOSAL 4. APPROVAL OF STOCKHOLDER PROPOSAL                   *** IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS
                                                                   BELOW***
                                                               =====================================================================
       FOR     AGAINST     ABSTAIN
       [ ]      [ ]         [ ]                                                        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                                                                                       SIGN, DATE AND MAIL THIS PROXY TODAY.

                                                                                       You are encouraged to specify your choice by
                                                                                       marking the appropriate boxes, but you need
                                                                                       not mark any boxes if you wish to vote in
                                                                                       accordance with the Board of Directors
                                                                                       recommendations.

                                                                                       Dated:                                 , 1998
                                                                                             ---------------------------------
                                                                                       Signature:
                                                                                                 -----------------------------------

                                                                                       ---------------------------------------------
                                                                                       Please sign as name appears hereon.  Joint
                                                                                       owners should each sign.  When signing as
                                                                                       attorney, executor, administrator, trustee or
                                                                                       guardian, please give full title as such.  If
                                                                                       a corporation, please sign as full corporate
                                                                                       name by authorized officer.  If a
                                                                                       partnership, please sign in partnership name
                                                                                       by authorized person.
------------------------------------------------------------------------------------------------------------------------------------
                                                    /\ FOLD AND DETACH HERE /\

                                             YOU ARE ENCOURAGED TO VOTE BY TELEPHONE.
                                       YOUR TELEPHONE VOTE WILL AUTHORIZE THE NAMED PROXIES
                                       TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU HAD
                                           MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


-   If you have a touch-tone telephone, call 1-800-840-1208.  This is a TOLL-FREE call, for which you will not be charged.  You may call 24 hours a day through August 3, 1998.

-   You will be asked to enter the Control Number located in the box at the lower right hand corner of this form.  You will have two voting options, which are described below.

-   After you have voted, you will also be asked if you plan to attend the annual meeting, which will be held at the Company's headquarters in Hopkins, Minnesota.

-   After you have completed the voting option you select, you will be asked to confirm your vote, and after you have indicated
    whether you plan to attend the meeting, your call will end.

VOTING OPTION #1:  If you wish to vote as the Board of Directors recommends on ALL proposals, you will be instructed to press 1.

VOTING OPTION #2:  If you wish to vote on each proposal separately, you will be instructed to press 0, and then instructed on how to vote on each proposal, as explained below.

------------------------------------------------------------------------------------------------------------------------------------
Proposal 1:   Election of Directors:  To vote FOR all nominees, press 1; to WITHHOLD authority to vote for all nominees, press 9; to
              WITHHOLD authority to vote for any individual nominee, press 0.  If you press 0, you must enter the two digit number that appears at the top of this form in front of the name of each nominee for whom you do not wish to vote, and then press 0 again after you have completed voting on the election of directors.

------------------------------------------------------------------------------------------------------------------------------------
Proposals 2,  These proposals are indentified at the top of this form.  To vote FOR a proposal, press 1; to vote AGAINST a proposal,
3 and 4:      press 9; and to ABSTAIN from voting on a proposal, press 0.
------------------------------------------------------------------------------------------------------------------------------------

IF YOU VOTE BY TELEPHONE, THERE IS NO NEED
    TO RETURN YOUR PROXY CARD BY MAIL.